                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

             Investment Company Act file number          811-06312

                             THE LAZARD FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 632-6000

Date of fiscal year end:    12/31

Date of reporting period:   12/31/03

Item 1. Reports to Stockholders

Lazard Funds

Lazard Funds Annual Report

D E C E M B E R 3 1 , 2 0 0 3

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

The Lazard Funds, Inc.
Investment Overviews

A Message From Lazard

Crosscurrents characterized the market environment in 2003 as the year began with little evidence to suggest that the prolonged bear market would end. Investors believed that the world economy might follow Japan’s lead into deflation, with the outbreak of the second Gulf War undermining confidence even further. By mid-March, however, investors’ fears subsided as signs of a global recovery began to appear. The markets rose sharply, taking many investors by surprise while rewarding those who were willing to take risk. The equities that benefited from this change in sentiment included highly leveraged and economically sensitive companies. Gains were widespread, in the U. S. and abroad, particularly in small cap equities and emerging markets. Other signs of optimism became evident. Corporate profits began to bounce back significantly in the second half of the year, allowing companies to increase their business investments and, coupled with the new, more favorable tax treatment of dividend income, pay out more dividends. Interest rates were as favorable as they had been in the past 40 years. Mortgage-backed bonds generated a 3% total return, while the Merrill Lynch High Yield Master II® Index soared 28% for the year. And, although the U.S. dollar weakened versus the euro, the British pound and the Japanese yen, U.S. dollar-based investors holding global and international securities enjoyed higher returns. Overall, 2003 was a reversal of 2002 in that most sectors of the S&P 500® Index and the Morgan Stanley Capital International (MSCI®) World® Index rose in 2003, unlike the across-the-board declines of 2002.

In our view, the overriding lesson from the markets’ fluctuations during the long bear market of the past three years followed by the recent turnaround in 2003 is this: the best way to realize investment goals is to maintain a diversified portfolio and a long-term investment focus. Diversification spreads the risk around the different asset classes, thereby helping to reduce fluctuations in a portfolio’s market value regardless of economic conditions. These tenets have once again proved themselves; consider what a drag on performance emerging markets had been from 1997 to 1999 and what a productive asset it was in 2003.

Though we cannot guarantee strong performance from a diversified portfolio every year, we are pleased to report that the Portfolios participated in the 2003 rally, posting strong, double-digit gains for the year ended December 31, 2003. As bottom-up stock pickers, we remained focused on stock selection and evaluating the fundamentals of the companies we follow. Analysts continue to focus on identifying and taking advantage of pricing anomalies and discovering hidden opportunities to uncover value.

The following Investment Overviews should provide you with more detailed thoughts about the current market environment and provide insights on the Portfolios and their recent performance.

Equity Markets Overview

2003 can be characterized as the year when the bear market, that started in the United States in March 2000 and spread through most parts of the world, had clearly ended. U.S. and global stocks rebounded in mid-March, with the rally continuing through October. By year-end, the S&P 500 Index registered a 28.7% gain, the MSCI Europe, Australasia and Far East (EAFE®) Index returned 38.6%, and the MSCI World Index climbed to 33.1%. For the global economy as a whole, real growth was positive in all four quarters, with even Japan experiencing a solid growth rate of 2.4%. Investors rotated into stocks that stood to gain the most from an improving economy, which included highly leveraged and economically sensitive companies. In addition, the technology sector, which led 2002’s decline, proved to be 2003’s strongest performer. Late in the year, however, there were signs that the rebound in lower-quality stocks had begun to fade, as investors began to focus once again on individual companies’ fundamentals.

The gains in developed markets outside the United States were mixed, both regionally and on a sector basis. For the European economy as a whole, there was incremental growth of just 0.5% over the year. In contrast, the euro soared to its highest-ever rate against the U.S. dollar, though European policymak-ers are concerned that the euro’s rise is hurting overseas trade and stalling growth. The U.K. enjoyed the longest spell of uninterrupted growth since the end of the Second World War. The fuel behind growth activity there has been a boom in household spending. Latin America, with the exception of Venezuela, also recorded strong gains in 2003. Even Argentina performed well, aided by signs of possible resolutions of its debt situation, after it had defaulted in

The Lazard Funds, Inc.
Investment Overviews (continued)

2002. In Mexico, returns were more muted, as investors continued to be under-whelmed by political and economic leadership. In spite of this generally encouraging climate, European and Latin American markets made little real progress during the year.

Most emerging markets, however, benefited from the somewhat stronger economic environment, rising more than 50% over the year. Asian emerging markets increased significantly, helped by strong economic results in China, India and, especially, Thailand. Regional laggards included Russia, Taiwan and the Mid East, although most countries’ markets finished with respectable rises. All Eastern European markets increased during the last two quarters of the year. Turkish shares recorded particularly strong gains, as investors began to anticipate improved macroeconomic conditions. The South African, Egyptian, and Czech markets rallied in the second half of the year following the effects of the Iraq war. A strong fourth-quarter finish helped make emerging markets one of the best performing asset classes in 2003.

Evidence suggests that the global recovery will continue in 2004, but not at the accelerated pace that occurred in a relatively short period of time in 2003. The principal reason is that last year’s high performing stocks were less proven, lower-quality companies—many of which, we believe, may face difficulties going forward. Our discipline, as always, emphasizes the very highest quality companies that are capable of generating strong returns for investors over time. Our research suggests that these companies will produce sustainable gains for investors in a variety of economic environments.

Fixed-Income Markets Overview

A resumption of global growth and geopolitical tensions would normally dominate the fixed-income markets. And at times in the past year, they did dominate. But the defining aspect of the U.S. bond market in 2003 was investor appetite to own credit regardless of the direction of rates, shift in the yield curve, deflation risk, or the possibility of a terrorist act driving the economy back into recession. BBB credits reached an 11.8% total return for the year, compared with 6.2% for A credits and 2.2% for Treasuries. The appetite for risk extended to the U.S. high yield market, which returned 27.2%, as well as to emerging market debt, which returned 33.7%.

The rush for credit occurred against a backdrop that would seem to run in opposition to the notion that the most leveraged firms would have the most attractive debt. Aside from the geopolitical risks that dominated the first half of the year, there was the ongoing issue of deflation. The possibility of falling price levels was considered great enough for the Federal Reserve to drop the Federal funds rate another 25 basis points at the end of June, to 1%, as insurance that the nascent recovery took hold and returned pricing power to the corporate sector. Market participants reflected the possibility of a zero inflation future by rallying 10-year Treasury yields from over 4.10% in March to a low of 3.07% on June 16. Following that low, market participants sensed that the Bush tax cuts would spur growth and that the re-emergence of structural Federal budget deficits and easy monetary policy would guarantee future inflation. In response, the 10-year yield sold off at a record pace and reached 4.61% by August 1.

From August to year’s end, the market was in a battle of attrition against its well-worn predisposition to price debt on the idea that a growing economy meant that the Fed would tighten, all yields would rise and the curve would flatten. But this time the economy and policy were different. The Federal Open Market Committee joined Chairman Greenspan in extolling the central bank’s new policy that the U.S. economy could grow at a quite rapid pace for an extended period before the Fed would tighten. It has been difficult for the market to accept this shift from the pre-emptive disinflation doctrine that had been in place since October 1979. The market, in grudging acceptance of the policy shift, edged yields lower for the rest of the year, to the point where they ended 2003 pretty much where they were when the year began.

In last year’s Investment Overview, we noted that the unimpeded flow of global capital alters the dynamics between domestic capital market valuations and the domestic economy. This alteration was, and still is, quite obvious in the impact that Asian central banks have in holding down U.S. interest rates as they purchase inordinate amounts of Treasuries and Agencies as part of foreign exchange interventions to keep the dollar from devaluing. Adding to the supply of capital were U.S. commercial banks building their securities portfolio because of a lack of commercial & industrial loan demand. In the end, any interest

The Lazard Funds, Inc.
Investment Overviews (continued)

rate is the market-clearing price of money as determined by the intersection of the supply and demand for capital. At present, supply is overwhelming demand. The critical issue is how much longer this will persist. Like anything else, nothing is forever.

Lazard Equity Portfolio

For the year ended December 31, 2003, Lazard Equity Portfolio’s Institutional Shares posted a total return of 25.37%, while Open Shares posted a total return of 25.06%, trailing the 28.69% return of the S&P 500 Index.

During the year, the Portfolio benefited from stock selection in the process sector, where Alcoa reported above-the-consensus third-quarter earnings. Price increases and tight cost controls drove results, and more than offset weak auto production and continued weak demand in Europe. In addition, Praxair’s third-quarter profits rose 15 percent as the company benefited from improving demand and increased prices. Demand in China fueled a jump in Asian sales, while higher prices countered higher energy and raw material costs. Stock selection in finance was helped by Citigroup, whose first-quarter earnings rose as credit card and mortgage lending grew and the provision for loan losses declined. The company is also benefiting from its diversification: by virtue of its presence in over 100 countries, and its products (ranging from consumer cards to global investment banking), Citigroup can generate less volatile revenue and net income than can its peers. Conversely, the Portfolio’s returns suffered somewhat due both to its underweight and its stock selection in the technology sector. In technology, Lazard has focused on companies that were able to maintain profitability even in the adverse environment of recent years, while the positive market sentiment of 2003 led to rotation into more volatile and cyclical technology companies, such as semiconductor equipment makers. Stock selection in producer manufacturing was also a negative, as many of the more inconsistently profitable and economically sensitive stocks in the index rose significantly, while holdings such as Lockheed Martin, whose fortunes are more a function of the U.S. defense budget than the economy, failed to fully participate in the rally.

Lazard Mid Cap Portfolio

For the year ended December 31, 2003, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 29.03%, while Open Shares posted a total return of 28.74%, trailing the 40.06% return of the Russell Midcap® Index.

During the year, the Portfolio benefited from stock selection in the consumer staples sector. For instance, Pepsi Bottling Group, which manufactures and distributes Pepsi Cola products, is benefiting from an improving pricing environment and new product introductions. Conversely, the Portfolio was hurt by stock selection in the technology sector: BMC Software, Inc. reported disappointing results, and the company anticipates some layoffs and restructuring to improve financial performance. We sold our position, based on concerns about the health and visibility of future cash flows as a result of the increased securitization of receivables. Stock selection in the producer manufacturing sector has also detracted from returns. Although our holdings rose strongly, many of the more inconsistently profitable and economically sensitive stocks in the index rose dramatically on optimism over a robust economic recovery.

Lazard Small Cap Portfolio

For the year ended December 31, 2003, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 38.92%, while Open Shares posted a total return of 38.56%, trailing the 47.25% return of the Russell 2000® Index.

During the year, the Portfolio was helped by stock selection in technology. For example, Microsemi performed well. The company is in transition from being a legacy military/aerospace integrated circuit provider to pursuing leading-edge opportunities in the consumer, communications and auto markets. Microsemi has assembled a portfolio of key technologies that will enable it to leverage its existing competency into new, higher-growth markets. The Portfolio also benefited from stock selection in health care, where aaiPharma continues to benefit from its transition to a specialty pharmaceutical company. Its R&D platform has provided value added product formulation and drug life cycle management programs to many of the major pharmaceutical companies for the past 20 years, and R&D is still the engine that is driving product

The Lazard Funds, Inc.
Investment Overviews (continued)

extensions through new formulations, dosing, etc. Conversely, the Portfolio was hurt by stock selection in commercial services. Tier Technologies saw its shares fall after the company reduced profit and revenue forecasts at the beginning of 2003. Our overweight position in the energy sector also detracted from returns, as did stock selection in the group: Lone Star Technologies shares declined, as the company was hurt by weaker-than-expected sales and higher steel costs.

Lazard International Equity Portfolio

For the year ended December 31, 2003, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 29.51%, while Open Shares posted a total return of 29.29%, trailing the 38.59% return of the MSCI EAFE Index.

During the year, the Portfolio’s performance was helped by stock selection in the consumer discretionary sector, where Nissan Motor Co. benefited from new model introductions and strong U.S. demand. With the leadership of CEO Carlos Ghosn, it has steadily gained market-share, improved its marketing efforts, rolled out new models and implemented good capital discipline. Luxury goods manufacturer Richemont also performed well, as the improving economy has led to a rebound in demand for luxury items, which had been hurt by the decline in travel related to SARS and fears of terrorism. Conversely, the Portfolio was hurt by stock selection in the financial sector, as we avoided unprofitable Japanese financial stocks such as Sumitomo Mitsui, Mizuho, UFJ Holdings and Resona, which significantly outperformed the sector and the market. Stock selection in the technology sector posed a similar problem: unprofitable companies such as Ericsson and Alcatel also significantly outperformed their peers and the overall market, while companies with consistently high return on capital, such as Nokia, failed to fully participate in the rally.

Lazard International Equity Select Portfolio

For the year ended December 31, 2003, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 29.80%, while Open Shares posted a total return of 29.49%, trailing the 38.59% return of the MSCI EAFE Index.

The Portfolio generated strong gains in the financial sector, as capital markets-oriented companies benefited from rising markets and the fading of the research scandals of 2002. The Portfolio’s energy holdings also performed well, as oil prices have remained at historically high levels. In addition, the weakness in the U.S. dollar versus most major currencies bolstered returns for the dollar-based investor, in contrast to recent years when currency movements depressed the returns of investments outside the U.S. The Portfolio’s sole industrial holding rose strongly, but the relatively low weight in this economically sensitive group detracted from returns versus the index. In addition, the Portfolio’s substantial allocation to the consumer staples sector (which had added significant value throughout the bear market) hurt returns in 2003, as investors sought out more economically sensitive companies amid expectations for a robust recovery.

Lazard International Small Cap Portfolio

For the year ended December 31, 2003, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 42.21%, while Open Shares posted a total return of 41.71%, trailing the 61.35% return of the MSCI EAFE Small Cap Index.

The reason for our underperformance was the market’s strong desire for risk and leverage. Companies that were more leveraged, both operationally and financially, showed the strongest performance, particularly in the second and third quarters. As such, stocks with the lowest, or even negative, returns on equity and stocks with the highest P/Es outperformed the higher ROE, lower valuation stocks which we hold in our Portfolio. As a result, the underweight position in technology and telecommunications clearly impacted our relative performance. Although we benefited from an overweighting in consumer discretionary, our stock selection in this sector was poor, due to investors’ desire to own highly leveraged companies versus our typical holding, which has generated solid returns and cash flows all through the downturn. We remain extremely confident that our Portfolio is well-positioned to outperform going forward, as the market returns to focusing on valuation and financial productivity. Our overweight positions in industrials and consumer discretionary sectors will allow us to participate in a gradually improving economic environment while

The Lazard Funds, Inc.
Investment Overviews (continued)

the cash flow characteristics and valuations of our typical holding should allow us to defend better if the fragile recovery were to fall apart.

A strong performer for the year was Tietoenator, the Finland-based IT services company. Despite the continuation of the very tough market for IT services, Tietoenator remains one of the most profitable IT companies in Europe. Another top performer has been Techem, the German manufacturer and service provider for water metering devices. Conversely, one of our worst performers was IHC Caland, the Dutch engineering company. The company issued a profit warning late in the year due to cost overruns in one specific project in their offshore division, as well as continued weakness at one of their shipbuilding yards. We are confident that the problems in the offshore division are confined to one specific problem and have not affected the lease portfolio, which is the main value driver of that division.

Lazard Emerging Markets Portfolio

For the year ended December 31, 2003, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 54.45%, while Open Shares posted a total return of 54.29%, trailing the 55.82% return of the MSCI Emerging Markets Free (EMF®) Index.

While the emerging markets asset class recorded a rise of more than 55% and all of countries within the MSCI Index market ended the year higher, the largest rises, despite newfound investor interest in Asia and, particularly, China, were in Latin American and Eastern European equities. Asian emerging markets also performed respectably, and all industrial sectors across Emerging Markets experienced increases over the full year. The Portfolio benefited from very strong share price increases in: PTT (Thailand), on higher gas prices, Caemi (Brazil), from robust demand for iron ore, and State Bank of India (India), from decent credit growth. The Portfolio was adversely affected by positions in: Egis (Hungary), after one of its molecules was removed from clinical trials, and SK Telecom and Korea Telecom (both in South Korea), which suffered from corporate governance and number portability issues, respectively. The Portfolio experienced good stock selection in energy, materials, industrials and financial sectors. The effective underweight exposure in Russia and overweighting in Brazil and India also added value.

Lazard Bond Portfolio

For the year ended December 31, 2003, Lazard Bond Portfolio’s Institutional Shares posted a total return of 2.21%, while Open Shares posted a total return of 2.13%, trailing the 4.31% return of the Lehman Intermediate Government/Credit Bond® Index.

The Portfolio maintained significant allocations to mortgages early in the year and to asset-backed bonds throughout the year. Asset-backed positions focused on credit card and auto loan bonds. The mortgage positions caused performance to lag early in the year as durations for all coupons shortened to essentially money-market levels. When interest rates rose sharply during the summer, pass-thrus extended into a steep yield curve and, as a result, did not offer the type of performance protection mortgages usually provide in a rising rate environment.

In general, however, the Portfolio lagged as a result of an underweight in BBB credits. For the year, intermediate BBB bonds registered a total return of 10.43% compared to 6.24% for A rated corporates and 2.11% for intermediate Treasuries. While the Portfolio ended the year holding an effectively neutral position in BBB credits versus the benchmark, we believed that chasing these issues during a year fraught with economic risk ran counter to managing a conservative fixed-income portfolio. Instead, we added names when we felt the yield spread to like-maturity Treasuries offered an opportunity.

Lazard High Yield Portfolio

For the year ended December 31, 2003, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 24.58%, while Open Shares posted a total return of 24.41%, trailing the 28.15% return of the Merrill Lynch High Yield Master II Index.

Throughout 2003, the high yield market continued the rally that started in November 2002. Strong mutual fund inflows and the improving economy helped to push the market to a banner year. The lowest quality tiers (rated CCC and less) performed the best, returning a whopping 61.0%. In keeping with our style, the Portfolio is of higher quality and is underweight CCC’s, accounting for the majority of underperformance. To put performance by quality sector in perspective, the Merrill Lynch BB Index returned 19.4% for 2003. Portfolio performance was positively affected by several holdings that per-

The Lazard Funds, Inc.
Investment Overviews (continued)

formed exceptionally well, including Alamosa, Calpine, and Foamex.

Market technicals rebounded in 2003 and helped drive performance. Mutual fund inflows rose to $28 billion, up from about $11 billion in 2002, and new issuance topped $120 billion, the second best showing since 1998. Most new issues were used to refinance outstanding securities or bank debt. Market credit spreads tightened about 450 basis points over the year from the inordinately wide levels of 2002. Market spreads are now close to their long-term average, implying fair value. The economic outlook remains favorable for credit sensitive sectors and should lead to incremental credit spread tightening as the economy strengthens.

Long-term trends in high yield support our focus on the better quality, upper-tier of high yield. While upper tier credits have lagged in this rally, they have materially outperformed over the long-term. Over the past ten years, according to Merrill Lynch data, the BB quality sector has outperformed the CCC sector by approximately 300 basis points, annualized. Thus, the exceptionally strong returns seen in today’s broad high yield market should not discourage upper-tier investors from entering or remaining in the market.

Lazard Global High Yield Portfolio

For the year ended December 31, 2003, Lazard Global High Yield Portfolio’s Institutional Shares posted a total return of 14.88%, while Open Shares posted a total return of 13.97%, as compared with the 15.11% return of the Global High Yield Blended Index, the 30.71% return of the Merrill Lynch Global High Yield Index and the 1.23% return of the One Month London Interbank Offered Rate (LIBOR) USD Fixed Index.

In 2003, returns were predominately driven by the momentum of the U.S. high yield sector, which rallied as investors sought higher yielding assets and as company fundamentals improved with the economy. The Portfolio performed well, even though it was underweighted in the lowest tier credits that outperformed. The U.S. high yield sector performance was helped by overweighting autos and energy, sectors that performed well, and was hurt by underweightings in telecommunications and utilities, sectors that outperformed. Several specific securities added to performance, including Pegasus. The U.S. economic outlook remains favorable for credit sensitive sectors and should lead to incremental credit spread tightening as the economy strengthens. The portfolio’s average quality is now BB-/B+ with less than 10% in CCC-rated debt. The intent is to maintain a strong current yield while reducing volatility caused by credit disappointments.

The other sectors in which the Portfolio is invested (including local currency emerging markets and European high yield) also posted strong positive gains. In early January 2004 the allocation to European high yield was raised to 15% from 5% and the allocation to U.S. high yield was lowered to 65% from 75%. The allocation to short term emerging market debt remains at 20%. We expect European high yield to perform well in 2004, as those economies tend to lag the U.S. The emerging market sector posted 15% plus returns for the year. Higher yielding currencies such as the Turkish Lira, Brazilian Real and the South African Rand performed extremely well along with most currencies in Eastern Europe. Our off-the-run investments continued to add value, particularly Slovenia, Zambia, and Uganda.

Lazard Mortgage Portfolio

For the year ended December 31, 2003, Lazard Mortgage Portfolio posted a total return of 2.47%, trailing the 3.07% return of the Lehman Fixed-Rate Mortgage-Backed Securities® (MBS) Index.

The U.S. Mortgage market had a lackluster year in terms of total return, marked by extraordinary volatility from month to month. The volatility resulted from the record levels of prepayments. This drove mortgage yields and durations to essentially money-market levels by mid-June, when yields troughed at 40-year lows. The rebound in rates in July markedly extended mortgage durations. As a result, mortgages failed to perform as a defensive instrument. Once July ended, however, the mortgage regained favor, as it became increasingly obvious to market participants that interest rates were destined to remain range-bound. In that type of environment, owning mortgages is attractive because you are, effectively, selling market volatility.

Looking forward, we believe that prepayment activity will continue to dominate the market and, at times, prevent mortgages from being a stable, high-yielding investment.

The Lazard Funds, Inc.
Investment Overviews (concluded)

Notes to Investment Overviews:

All returns are for the year ended December 31, 2003 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The Global High Yield Blended Index is an index created by the Fund’s Investment Manager, which blends the performance of the Merrill Lynch Global High Yield Index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003.

Past performance is not indicative, nor a guarantee, of future results.

The Lazard Funds, Inc.
Performance Overviews

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Equity Portfolio**	25.37%	(0.09)%	9.66%	25.06%	(0.38)%	4.61%
S&P 500 Index	28.69	(0.57)	11.06	28.69	(0.57)	7.27

_____________
*	All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	One	Five	Since
	Year	Years	Inception†

Mid Cap Portfolio**
Institutional Shares	29.03%	9.74%	8.95%
Open Shares	28.74	9.38	8.61
Russell Midcap Index	40.06	7.23	8.03

_____________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization).
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard
Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Small Cap Portfolio**	38.92%	9.67%	10.56%	38.56%	9.47%	8.16%
Russell 2000 Index	47.25	7.13	9.47	47.25	7.13	7.50

______________
*	All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Equity Portfolio**	29.51%	(0.66)%	5.11%	29.29%	(0.92)%	3.40%
MSCI EAFE Index	38.59	(0.05)	4.47	38.59	(0.05)	3.39

_______________
*	All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	One	Since
	Year	Inception†

International Equity Select Portfolio**
Institutional Shares	29.80%	0.80%
Open Shares	29.49	0.60
MSCI EAFE Index	38.59	1.07

______________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Small Cap Portfolio**	42.21%	9.13%	6.51%	41.71%	8.64%	6.77%
MSCI EAFE Small Cap Index	61.35	6.80	1.59	61.35	6.80	1.84

______________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets Free (EMF®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

Emerging Markets Portfolio**	54.45%	10.35%	2.77%	54.29%	10.02%	1.22%
MSCI EMF Index	55.82	10.39	0.95	55.82	10.39	0.97

_______________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Institutional Shares was July 15, 1994 and for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Bond Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Bond Portfolio and Lehman Intermediate Government/Credit Bond® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Bond Portfolio**	2.21%	4.83%	5.37%	2.13%	4.60%	5.22%
Lehman Intermediate Gov’t/Credit
Bond Index	4.31	6.65	6.62	4.31	6.65	7.19

_____________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was March 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

High Yield Portfolio**	24.58%	(0.28)%	0.24%	24.41%	(0.53)%	(0.84)%
Merrill Lynch High Yield
Master II Index	28.15	5.02	4.68	28.15	5.02	4.42

____________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Global High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Global High Yield Portfolio, Global High Yield Blended Index, Merrill Lynch Global High Yield Index
and One Month London Interbank Offered Rate (LIBOR) USD Fixed Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years†	Year	Years	Inception†

Global High Yield Portfolio**	14.88%	4.45%	5.22%	13.97%	3.89%	3.39%
Global High Yield Blended Index	15.11	6.43	5.92	15.11	6.43	6.21
Merrill Lynch Global High Yield Index	30.71	5.20	N/A	30.71	5.20	N/A
One Month LIBOR USD Fixed Index	1.23	3.73	4.56	1.23	3.73	4.26

______________
*	All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment. The Global High Yield Blended Index is an index created by the Portfolio’s Investment Manager, which blends the performance of the Merrill Lynch Global High Yield Index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003. The Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The One Month LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association.
Before May 1, 2003, the Portfolio was known as Lazard Strategic Yield Portfolio.
The dollar values shown above for the Merrill Lynch Global High Yield Index represent the hypothetical return on a $13,285 investment made on January 1, 1998. The $13,285 represents the value, on January 1, 1998, of $10,000 invested in the Institutional Shares of Global High Yield Portfolio on December 31, 1993.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 23, 1997 and for Merrill Lynch Global High Yield Index was January 1, 1998.

The Lazard Funds, Inc.
Performance Overviews (concluded)

Lazard Mortgage Portfolio

     Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mortgage Portfolio and Lehman Fixed-Rate Mortgage-Backed Securities® (MBS) Index*

Average Annual Total Returns*
Periods Ended December 31, 2003
	Institutional Shares

	One	Since
	Year	Inception**

Mortgage Portfolio	2.47%	6.06%
Lehman Fixed-Rate MBS Index	3.07	6.67

______________
*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Fixed-Rate MBS Index is an index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers.
**	The inception date for the Portfolio was December 29, 2000.

The Lazard Funds, Inc.
Portfolios of Investments
December 31, 2003

Description	Shares	Value

Lazard Equity Portfolio
Common Stocks—97.8%
Aerospace & Defense—2.9%
Lockheed Martin Corp	42,800	$ 2,199,920
United Technologies Corp	17,900	1,696,383

	3,896,303

Apparel & Textiles—1.2%
NIKE, Inc., Class B	23,600	1,615,656

Banking—11.5%
Bank of America Corp	34,850	2,802,986
Bank One Corp	64,800	2,954,232
Golden West Financial Corp	13,800	1,424,022
HSBC Holdings PLC Sponsored ADR	11,200	882,784
National City Corp	53,800	1,825,972
Northern Trust Corp	28,500	1,322,970
SouthTrust Corp	49,000	1,603,770
Wells Fargo & Co	43,800	2,579,382

	15,396,118

Business Services & Supplies—6.4%
Accenture, Ltd., Class A (a)	93,400	2,458,288
Automatic Data Processing, Inc	35,300	1,398,233
Avery Dennison Corp	23,800	1,333,276
First Data Corp	41,100	1,688,799
Pitney Bowes, Inc	40,900	1,661,358

	8,539,954

Cable & Broadcasting—1.2%
Comcast Corp., Class A (a)	53,100	1,660,968

Chemicals—3.6%
Du Pont (E.I.) de Nemours & Co	32,900	1,509,781
Praxair, Inc	43,400	1,657,880
Rohm & Haas Co	37,300	1,593,083

	4,760,744

Computer Software—3.6%
Microsoft Corp	123,700	3,406,698
Oracle Corp. (a)	108,100	1,426,920

	4,833,618

Computers & Business Equipment—4.8%
Apple Computer, Inc. (a)	33,600	718,032
Cisco Systems, Inc. (a)	49,700	1,207,213
Hewlett-Packard Co	77,200	1,773,284
International Business Machines
Corp	28,900	2,678,452

	6,376,981

Cosmetics & Toiletries—0.9%
Colgate-Palmolive Co	24,800	1,241,240

Diversified—5.2%
3M Co	24,500	2,083,235
Emerson Electric Co	34,600	2,240,350
General Electric Co	87,300	2,704,554

	7,028,139

Drugs & Health Care—5.9%
Anthem, Inc. (a)	19,400	1,455,000
HCA, Inc	27,700	1,189,992
Pfizer, Inc	79,700	2,815,801
Schering-Plough Corp	75,200	1,307,728
Wyeth	27,400	1,163,130

	7,931,651

Financial Services—7.8%
American Express Co	49,900	2,406,677
Citigroup, Inc	75,497	3,664,624
Lehman Brothers Holdings, Inc	22,000	1,698,840
Merrill Lynch & Co., Inc	21,700	1,272,705
Morgan Stanley	25,200	1,458,324

	10,501,170

Food & Beverages—4.3%
H.J. Heinz Co	36,800	1,340,624
PepsiCo, Inc	29,340	1,367,831
The Coca-Cola Co	38,800	1,969,100
The Pepsi Bottling Group, Inc	42,900	1,037,322

	5,714,877

Insurance—9.3%
American International Group, Inc	44,769	2,967,289
Berkshire Hathaway, Inc., Class A (a)	17	1,432,250
Jefferson-Pilot Corp	32,600	1,651,190
Marsh & McLennan Cos., Inc	41,700	1,997,013
MetLife, Inc	45,000	1,515,150
The Hartford Financial Services
Group, Inc	24,300	1,434,429
XL Capital, Ltd., Class A	18,800	1,457,940

	12,455,261

Leisure & Entertainment—1.1%
Mattel, Inc	77,900	1,501,133

Medical Products & Services—2.0%
Johnson & Johnson	52,800	2,727,648

Metals & Mining—1.6%
Alcoa, Inc	54,900	2,086,200

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Equity Portfolio (concluded)
Multimedia—1.3%
Viacom, Inc., Class B	38,100	$ 1,690,878

Oil & Gas—8.6%
Baker Hughes, Inc	40,800	1,312,128
Burlington Resources, Inc	25,400	1,406,652
ChevronTexaco Corp	17,829	1,540,247
ConocoPhillips	23,680	1,552,698
Exxon Mobil Corp	99,128	4,064,248
Schlumberger, Ltd	13,200	722,304
Unocal Corp	25,100	924,433

	11,522,710

Restaurants—0.5%
Yum! Brands, Inc. (a)	20,400	701,760

Retail—3.3%
Target Corp	36,700	1,409,280
The Home Depot, Inc	64,900	2,303,301
Wal-Mart Stores, Inc	13,000	689,650

	4,402,231

Semiconductors & Components—1.3%
Intel Corp	21,600	695,520
Texas Instruments, Inc	36,500	1,072,370

	1,767,890

Telecommunications—3.4%
BellSouth Corp	69,100	1,955,530
Verizon Communications, Inc	75,800	2,659,064

	4,614,594

Telecommunications Equipment—1.1%
Nokia Oyj Sponsored ADR	83,300	1,416,100

Utilities—5.0%
Ameren Corp	29,700	1,366,200
Duke Energy Corp	22,000	449,900
Entergy Corp	27,000	1,542,510
KeySpan Corp	36,700	1,350,560
NiSource, Inc	31,000	680,140
The Southern Co	45,000	1,361,250

		6,750,560

Total Common Stocks
(Identified cost $113,162,868)		131,134,384

Preferred Stock—2.6%
Multimedia—2.6%
The News Corp., Ltd.
Sponsored ADR
(Identified cost $3,993,404)	116,400	3,521,100

	Principal
	Amount
	(000)

Repurchase Agreement—0.5%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$470,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $669,897)
(Identified cost $655,000)	$655	655,000

Total Investments
(Identified cost $117,811,272) (b)	100.9%	$135,310,484
Liabilities in Excess of Cash
and Other Assets	(0.9)	(1,196,638)

Net Assets	100.0%	$134,113,846

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—97.0%
Aerospace & Defense—2.2%
Alliant Techsystems, Inc. (a)	20,400	$ 1,178,303

Apparel & Textiles—3.6%
NIKE, Inc., Class B	13,300	910,518
Polo Ralph Lauren Corp	36,500	1,051,200

		1,961,718

Automotive—1.2%
Lear Corp. (a)	11,000	674,630

Banking—4.4%
City National Corp	10,800	670,896
Mercantile Bankshares Corp	21,200	966,296
SouthTrust Corp	22,600	739,698

		2,376,890

Business Services & Supplies—10.5%
ARAMARK Corp., Class B	43,600	1,195,512
Arbitron, Inc. (a)	3,400	141,848
Avery Dennison Corp	13,900	778,678
CDW Corp	13,400	773,984
D&B Corp. (a)	11,100	562,881
Iron Mountain, Inc. (a)	16,800	664,272
Pitney Bowes, Inc	23,800	966,756
WebMD Corp. (a)	70,600	634,694

		5,718,625

Chemicals—3.3%
Ashland, Inc	15,200	669,712
Rohm & Haas Co	26,200	1,119,002

		1,788,714

Computer Software—2.9%
PeopleSoft, Inc. (a)	39,200	893,760
Storage Technology Corp. (a)	26,500	682,375

		1,576,135

Computers & Business Equipment—3.4%
Apple Computer, Inc. (a)	41,900	895,403
Lexmark International, Inc. (a)	12,300	967,272

		1,862,675

Containers—1.5%
Ball Corp	14,100	839,937

Diversified—2.1%
ITT Industries, Inc	15,800	1,172,518

Drugs & Health Care—3.5%
AmerisourceBergen Corp	14,150	794,523
Anthem, Inc. (a)	8,200	615,000
Barr Pharmaceuticals, Inc. (a)	6,500	500,175

		1,909,698

Environmental—2.0%
Republic Services, Inc	43,300	1,109,779

Financial Services—5.5%
Charter One Financial, Inc	17,400	601,170
Federated Investors, Inc., Class B	28,900	848,504
SEI Investments Co	28,100	856,207
The Student Loan Corp	4,900	715,400

		3,021,281

Food & Beverages—3.2%
The Pepsi Bottling Group, Inc	71,400	1,726,452

Household Products &
Home Furnishings—2.3%
Mohawk Industries, Inc. (a)	6,600	465,564
The Black & Decker Corp	16,300	803,916

		1,269,480

Insurance—6.7%
CIGNA Corp	14,900	856,750
Jefferson-Pilot Corp	15,100	764,815
Principal Financial Group, Inc	16,700	552,269
Protective Life Corp	26,500	896,760
XL Capital, Ltd., Class A	7,600	589,380

		3,659,974

Leisure & Entertainment—5.0%
Mandalay Resort Group	33,100	1,480,232
Mattel, Inc	65,600	1,264,112

		2,744,344

Manufacturing—1.0%
American Standard Cos., Inc. (a)	5,300	533,710

Medical Products & Services—5.7%
DaVita, Inc. (a)	14,800	577,200
Edwards Lifesciences Corp. (a)	18,500	556,480
Laboratory Corp. of America
Holdings (a)	34,000	1,256,300
STERIS Corp. (a)	33,000	745,800

		3,135,780

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Oil & Gas—6.5%
Baker Hughes, Inc	21,600	$ 694,656
Cooper Cameron Corp. (a)	14,500	675,700
GlobalSantaFe Corp	34,500	856,635
Unocal Corp	17,400	640,842
Valero Energy Corp	14,200	658,028

		3,525,861

Real Estate—4.9%
AMB Property Corp	25,100	825,288
Archstone-Smith Trust	37,300	1,043,654
Health Care Property Investors, Inc	16,300	828,040

		2,696,982

Restaurants—2.0%
Yum! Brands, Inc. (a)	31,050	1,068,120

Retail—7.3%
Abercrombie & Fitch Co., Class A (a)	21,500	531,265
NBTY, Inc. (a)	40,300	1,082,458
Safeway, Inc. (a)	35,800	784,378
The TJX Cos., Inc	44,700	985,635
Toys “R” Us, Inc. (a)	48,800	616,832

		4,000,568

Semiconductors & Components—1.3%
AMIS Holdings, Inc	38,600	705,608

Telecommunications—0.9%
MCI, Inc. (a)	20,500	482,775

Transportation—1.3%
Swift Transportation Co., Inc. (a)	33,000	693,660

Utilities—2.8%
KeySpan Corp	21,600	794,880
NiSource, Inc	33,000	724,020

		1,518,900

Total Common Stocks
(Identified cost $44,839,249)		52,953,117

	Principal
	Amount
	(000)

Short-Term Investments—3.9%
Repurchase Agreement—3.4%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$1,320,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $1,881,412)	$1,841	1,841,000

Collateral for Securities on Loan—0.5%
State Street Navigator Securities
Lending Prime Portfolio,
1.0554% (d)	304	304,325

Total Short-Term Investments
(Identified cost $2,145,325)		2,145,325

Total Investments
(Identified cost $46,984,574) (b)	100.9%	$55,098,442
Liabilities in Excess of Cash and
Other Assets	(0.9)	(495,779)

Net Assets	100.0%	$54,602,663

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—98.1%
Aerospace & Defense—2.1%
DRS Technologies, Inc. (a)	294,100	$ 8,170,098
The Titan Corp. (a)	117,800	2,569,218

	10,739,316

Agriculture—1.0%
Delta & Pine Land Co	212,000	5,384,800

Apparel & Textiles—2.5%
The Gymboree Corp. (a)	195,700	3,371,911
The Timberland Co., Class A (a)	91,200	4,748,784
The Warnaco Group, Inc. (a)	309,500	4,936,525

	13,057,220

Automotive—0.7%
Monaco Coach Corp. (a)	140,000	3,332,000

Banking—7.7%
Chittenden Corp	79,900	2,687,836
Community First Bankshares, Inc	183,700	5,316,278
East West Bancorp, Inc	28,400	1,524,512
First Community Bancorp	99,300	3,588,702
First Midwest Bancorp, Inc	189,900	6,154,659
Hudson United Bancorp	112,900	4,171,655
Sterling Bancshares, Inc	427,500	5,698,575
United Bankshares, Inc	164,700	5,138,640
W Holding Co., Inc	163,251	3,038,101
Westamerica Bancorp	47,400	2,355,780

	39,674,738

Building & Construction—1.8%
Chicago Bridge & Iron Co. NV,
NY Shares	142,200	4,109,580
Florida Rock Industries, Inc	34,900	1,914,265
The Shaw Group, Inc. (a)	242,000	3,296,040

	9,319,885

Business Services & Supplies—5.4%
ADVO, Inc	78,150	2,482,044
BearingPoint, Inc. (a)	531,200	5,359,808
FTI Consulting, Inc. (a)	176,600	4,127,142
Herman Miller, Inc	247,700	6,011,679
PEC Solutions, Inc. (a)	94,000	1,593,300
ProQuest Co. (a)	140,700	4,143,615
Watson Wyatt & Co. Holdings (a)	180,800	4,366,320

	28,083,908

Chemicals—3.4%
Ferro Corp	173,700	4,726,377
Olin Corp	165,700	3,323,942
PolyOne Corp. (a)	704,600	4,502,394
Spartech Corp	208,600	5,139,904

	17,692,617

Computer Software—3.4%
Activision, Inc. (a)	233,300	4,246,060
Borland Software Corp. (a)	528,200	5,139,386
Mentor Graphics Corp. (a)	281,000	4,085,740
Verity, Inc. (a)	257,400	4,296,006

	17,767,192

Computers & Business Equipment—2.7%
Advanced Digital Information
Corp. (a)	197,400	2,763,600
Extreme Networks, Inc. (a)	454,500	3,276,945
Maxtor Corp. (a)	339,400	3,767,340
ScanSource, Inc. (a)	84,450	3,852,609

	13,660,494

Consumer Products—2.2%
The Scotts Co., Class A (a)	79,900	4,726,884
The Toro Co	89,000	4,129,600
The Yankee Candle Co., Inc. (a)	88,000	2,405,040

	11,261,524

Cosmetics & Toiletries—0.7%
Elizabeth Arden, Inc. (a)	181,100	3,607,512

Diversified—2.4%
Fisher Scientific International, Inc. (a)	166,300	6,879,831
The Liberty Corp	122,000	5,513,180

	12,393,011

Drugs & Health Care—7.9%
aaiPharma, Inc. (a)	269,600	6,772,352
Able Laboratories, Inc. (a)	220,400	3,982,628
Andrx Corp. (a)	258,300	6,209,532
Celgene Corp. (a)	109,000	4,907,180
Kindred Healthcare, Inc. (a)	58,400	3,035,632
LifePoint Hospitals, Inc. (a)	208,000	6,125,600
Manor Care, Inc	73,200	2,530,524
MIM Corp. (a)	605,200	4,254,556
NeighborCare, Inc. (a)	156,800	3,096,800

	40,914,804

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
Education—2.1%
Learning Tree International, Inc. (a)	287,700	$ 5,003,103
Scholastic Corp. (a)	165,800	5,643,832

	10,646,935

Electrical Equipment—1.7%
Coherent, Inc. (a)	227,600	5,416,880
GrafTech International, Ltd. (a)	217,400	2,934,900
Zygo Corp. (a)	37,800	623,322

	8,975,102

Electronics—2.1%
Electro Scientific Industries, Inc. (a)	258,300	6,147,540
FLIR Systems, Inc. (a)	130,700	4,770,550

	10,918,090

Environmental—1.1%
Waste Connections, Inc. (a)	150,800	5,695,716

Financial Services—2.8%
Financial Federal Corp. (a)	161,700	4,939,935
IndyMac Bancorp, Inc	180,800	5,386,032
The South Financial Group, Inc	88,600	2,468,396
W.P. Stewart & Co., Ltd	78,900	1,698,717

	14,493,080

Food & Beverages—1.9%
American Italian Pasta Co.,
Class A (a)	144,600	6,058,740
The Robert Mondavi Corp.,
Class A (a)	92,000	3,573,280

	9,632,020

Forest & Paper Products—0.7%
Packaging Corp. of America	169,600	3,707,456

Household Products &
Home Furnishings—0.8%
Tempur-Pedic International, Inc. (a)	281,200	4,358,600

Industrial & Machinery—1.5%
Nordson Corp	121,200	4,185,036
Roper Industries, Inc	72,300	3,561,498

	7,746,534

Insurance—3.6%
HCC Insurance Holdings, Inc	185,500	5,898,900
Max Re Capital, Ltd	195,000	4,375,800
Reinsurance Group of America, Inc	75,600	2,921,940
RLI Corp	77,300	2,895,658
StanCorp Financial Group, Inc	38,700	2,433,456

	18,525,754

Leisure & Entertainment—1.6%
AMC Entertainment, Inc. (a)	284,700	4,330,287
Brunswick Corp	118,300	3,765,489

	8,095,776

Manufacturing—1.8%
Federal Signal Corp	262,100	4,591,992
Plexus Corp. (a)	270,300	4,641,051

	9,233,043

Medical Products & Services—2.7%
Covance, Inc. (a)	173,700	4,655,160
INAMED Corp. (a)	50,550	2,429,433
Inveresk Research Group, Inc. (a)	154,500	3,820,785
Varian, Inc. (a)	74,600	3,113,058

	14,018,436

Oil & Gas—5.6%
Cal Dive International, Inc. (a)	234,200	5,646,562
Helmerich & Payne, Inc	177,220	4,949,754
Key Energy Services, Inc. (a)	510,300	5,261,193
Kinder Morgan Management, LLC (a)	116,273	4,995,088
Newfield Exploration Co. (a)	128,300	5,714,482
Western Gas Resources, Inc	44,500	2,102,625

	28,669,704

Printing & Publishing—2.4%
Journal Register Co. (a)	253,900	5,255,730
Pulitzer, Inc	59,800	3,229,200
R. H. Donnelley Corp. (a)	91,800	3,657,312

	12,142,242

Real Estate—5.8%
Alexandria Real Estate Equities, Inc	43,000	2,489,700
Camden Property Trust	82,600	3,659,180
CarrAmerica Realty Corp	112,000	3,335,360
Catellus Development Corp	227,131	5,478,400
Healthcare Realty Trust, Inc	121,700	4,350,775
Maguire Properties, Inc	208,300	5,061,690
The Mills Corp	126,000	5,544,000

	29,919,105

Restaurants—1.6%
Jack in the Box, Inc. (a)	203,600	4,348,896
Sonic Corp. (a)	130,700	4,002,034

	8,350,930

Retail—0.7%
Guitar Center, Inc. (a)	109,100	3,554,478

Security Services—1.0%
Kroll, Inc. (a)	201,800	5,246,800

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Semiconductors & Components—4.9%
Actel Corp. (a)	161,500	$ 3,892,150
AMIS Holdings, Inc	246,400	4,504,192
Exar Corp. (a)	301,800	5,154,744
Lattice Semiconductor Corp. (a)	390,800	3,782,944
Microsemi Corp. (a)	174,900	4,299,042
Zoran Corp. (a)	222,200	3,864,058

	25,497,130

Telecommunications—3.0%
C-COR.net Corp. (a)	551,800	6,141,534
CommScope, Inc. (a)	20,900	341,297
Powerwave Technologies, Inc. (a)	570,700	4,365,855
TALK America Holdings, Inc. (a)	387,300	4,461,696

	15,310,382

Transportation—3.3%
EGL, Inc. (a)	180,700	3,173,092
Forward Air Corp. (a)	111,500	3,066,250
Genesee & Wyoming, Inc., Class A (a)	131,000	4,126,500
Swift Transportation Co., Inc. (a)	199,200	4,187,184
USF Corp	77,500	2,649,725

	17,202,751

Utilities—1.5%
AGL Resources, Inc	89,600	2,607,360
Energen Corp	39,500	1,620,685
MDU Resources Group, Inc	137,100	3,264,351

	7,492,396

Total Common Stocks
(Identified cost $399,550,515)	506,321,481

	Principal
	Amount
	(000)

Convertible Bond—0.0%
Manufacturing—0.0%
TIMCO Aviation Services, Inc.,
8.00%, 01/02/07
(Identified cost $108)	$ 1	0

Repurchase Agreement—2.0%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$9,390,000 United States Treasury
Bond, 10.375%, 11/15/09, with a
value of $10,246,838)
(Identified cost $10,045,000)	10,045	10,045,000

Total Investments
(Identified cost $409,595,623) (b)	100.1%	$516,366,481
Liabilities in Excess of Cash and
Other Assets	(0.1)	(288,585)

Net Assets	100.0%	$516,077,896

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—98.1%
Australia—1.5%
BHP Billiton, Ltd	3,692,466	$ 33,913,661

Belgium—1.6%
Fortis	1,706,360	34,307,952

Denmark—0.5%
Novo Nordisk A/S, B Shares	287,400	11,708,952

Finland—2.9%
Nokia Oyj	3,682,000	63,673,255

France—10.9%
Aventis SA	513,200	33,919,836
BNP Paribas SA	554,404	34,908,947
Carrefour SA	246,200	13,514,897
Credit Agricole SA	1,559,814	37,244,250
Lagardere SCA	493,130	28,469,389
Schneider Electric SA	268,800	17,596,749
Total SA	397,725	73,946,255

Total France	239,600,323

Germany—3.9%
Bayerische Motoren Werke AG	304,600	14,119,622
Deutsche Telekom AG (a)	2,230,400	40,821,220
Muenchener Rueckver AG	99,100	12,014,985
Siemens AG	238,700	19,118,858

Total Germany	86,074,685

Hong Kong—1.5%
CLP Holdings, Ltd	4,438,000	21,093,183
Hong Kong & China Gas Co., Ltd	7,728,000	11,795,434

Total Hong Kong	32,888,617

Ireland—4.0%
Allied Irish Banks PLC	1,378,857	22,088,120
Bank of Ireland	2,661,600	36,325,020
CRH PLC	1,410,479	28,963,887

Total Ireland	87,377,027

Italy—3.1%
Eni SpA	2,585,400	48,785,993
Snam Rete Gas SpA	4,889,900	20,724,071

Total Italy	69,510,064

Japan—17.3%
ACOM Co., Ltd	686,350	31,124,951
Canon, Inc	958,000	44,605,953
East Japan Railway Co	5,574	26,265,466
Fanuc, Ltd	371,800	22,272,614
Funai Electric Co., Ltd	47,100	6,464,878
Honda Motor Co., Ltd	686,000	30,468,975
Japan Tobacco, Inc	962	7,046,468
Kao Corp	675,000	13,730,522
NEC Electronics Corp	148,100	10,834,226
Nissan Motor Co., Ltd	3,224,900	36,831,927
Nomura Holdings, Inc	2,496,000	42,504,432
NTT DoCoMo, Inc	13,050	29,589,904
Rohm Co., Ltd	100,500	11,778,296
Shin-Etsu Chemical Co., Ltd	288,000	11,770,458
Takeda Chemical Industries, Ltd	956,900	37,947,420
Tokyo Gas Co., Ltd	5,363,000	19,116,040

Total Japan	382,352,530

Netherlands—7.8%
ABN AMRO Holding NV	664,160	15,540,051
Heineken NV	810,281	30,855,641
Koninklijke (Royal) KPN NV (a)	5,629,600	43,457,503
Koninklijke (Royal) Philips
Electronics NV	1,578,825	46,102,110
Royal Dutch Petroleum Co	672,066	35,434,313

Total Netherlands	171,389,618

Norway—0.6%
Statoil ASA	1,208,900	13,583,044

Singapore—2.1%
Oversea-Chinese Banking
Corp., Ltd	3,797,850	27,058,815
United Overseas Bank, Ltd	2,466,897	19,173,903

Total Singapore	46,232,718

Spain—2.7%
Altadis SA	779,200	22,113,998
Endesa SA	1,929,131	37,107,985

Total Spain	59,221,983

Sweden—0.5%
Sandvik AB	327,400	11,284,477

Switzerland—9.2%
Compagnie Financiere
Richemont AG, A Shares	1,195,500	28,709,400
Credit Suisse Group	1,404,100	51,372,973
Roche Holding AG	378,100	38,138,650
Swiss Re	593,900	40,097,554
UBS AG	664,096	45,481,246

Total Switzerland	203,799,823

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
United Kingdom—28.0%
Barclays PLC	5,138,300	$ 45,830,701
Boots Group PLC	1,716,300	21,230,537
BP PLC	5,704,900	46,263,233
Cadbury Schweppes PLC	4,401,770	32,327,020
Diageo PLC	2,902,342	38,187,890
GlaxoSmithKline PLC	2,699,201	61,849,321
HSBC Holdings PLC	5,343,169	83,981,411
Imperial Tobacco Group PLC	788,740	15,531,603
Kesa Electricals PLC	1,626,419	7,489,927
Rentokil Initial PLC	8,714,900	29,641,880
Rio Tinto PLC	999,500	27,608,224
Royal Bank of Scotland
Group PLC	1,687,500	49,723,690
Smiths Group PLC	1,737,500	20,559,664
Tesco PLC	5,816,500	26,838,000
Unilever PLC	2,314,600	21,577,194
Vodafone Group PLC	36,463,500	90,406,127

Total United Kingdom	619,046,422

Total Common Stocks
(Identified cost $1,780,492,582)	2,165,965,151

Preferred Stock—0.6%
Germany—0.6%
Porsche AG
(Identified cost $10,755,542)	22,800	13,531,587

	Principal
	Amount
	(000)

Repurchase Agreement—1.3%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$4,140,000 United States Treasury
Bond, 10.375%, 11/15/09, with a
value of $4,517,775 and
$24,700,000 United States Treasury
Note, 7.25%, 05/15/04, with a
value of $25,502,750)
(Identified cost $29,429,000)	$ 29,429	29,429,000

Total Investments
(Identified cost $1,820,677,124) (b)	100.0%	$2,208,925,738
Cash and Other Assets in Excess
of Liabilities	—	10,661

Net Assets	100.0%	$2,208,936,399

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—97.0%
Denmark—2.1%
Danske Bank A/S Sponsored ADR	15,300	$ 358,969

Finland—3.6%
Nokia Oyj Sponsored ADR	35,700	606,900

France—11.7%
Aventis SA Sponsored ADR	5,600	371,056
Axa Sponsored ADR	16,650	357,475
Societe Generale Sponsored ADR	31,000	547,426
Total SA Sponsored ADR	7,800	721,578

Total France		1,997,535

Germany—2.1%
Siemens AG Sponsored ADR	4,600	367,724

Ireland—3.0%
Allied Irish Banks PLC
Sponsored ADR	16,000	508,000

Italy—5.2%
Eni SpA Sponsored ADR	5,600	531,888
Sanpaolo IMI SpA Sponsored ADR	13,500	350,055

Total Italy		881,943

Japan—5.2%
Canon, Inc. Sponsored ADR	9,500	452,580
Kao Corp. Unsponsored ADR	2,100	427,172

Total Japan		879,752

Netherlands—9.3%
ABN AMRO Holding NV
Sponsored ADR	17,400	408,552
Heineken NV ADR	16,600	632,131
Royal Dutch Petroleum Co.,
NY Shares	10,500	550,095

Total Netherlands		1,590,778

Spain—3.2%
Endesa SA Sponsored ADR	29,000	553,900

Switzerland—18.7%
Compagnie Financiere Richemont AG
Sponsored ADR	13,900	333,803
Credit Suisse Group Sponsored ADR	9,000	326,970
Nestle SA Sponsored ADR	10,000	624,621
Novartis AG ADR	11,400	523,146
Roche Holding AG Sponsored ADR	3,700	373,216
Swiss Re Sponsored ADR	5,000	337,578
UBS AG	10,000	679,900

Total Switzerland		3,199,234

United Kingdom—32.9%
Barclays PLC Sponsored ADR	18,100	657,935
BP PLC Sponsored ADR	10,700	528,045
Cadbury Schweppes PLC
Sponsored ADR	23,600	705,404
Diageo PLC Sponsored ADR	13,100	692,466
GlaxoSmithKline PLC ADR	13,900	648,018
HSBC Holdings PLC Sponsored ADR	8,300	654,206
Tesco PLC Sponsored ADR	25,000	346,060
Unilever PLC Sponsored ADR	17,600	661,760
Vodafone Group PLC
Sponsored ADR	28,600	716,144

Total United Kingdom		5,610,038

Total Common Stocks
(Identified cost $14,071,001)		16,554,773

	Principal
	Amount
	(000)

Repurchase Agreement—2.9%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$360,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $513,112)
(Identified cost $497,000)	$ 497	497,000

Total Investments
(Identified cost $14,568,001) (b)	99.9%	$17,051,773
Cash and Other Assets in Excess
of Liabilities	0.1	15,158

Net Assets	100.0%	$17,066,931

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—96.5%
Australia—4.2%
John Fairfax Holdings, Ltd	2,899,196	$ 7,689,086
Macquarie Infrastructure Group	5,397,656	13,827,338
TABCORP Holdings, Ltd	769,400	6,510,081

Total Australia	28,026,505

Austria—1.7%
Erste Bank der Oesterreichischen
Sparkassen AG	92,900	11,480,073

Belgium—0.7%
Solvus SA (a)	290,709	4,213,222

Canada—1.1%
Intrawest Corp	382,300	7,070,590

Finland—5.2%
Amer Group, Ltd	339,500	14,709,650
Sampo Oyj, A Shares	1,097,600	11,352,559
Tietoenator Oyj	314,600	8,611,013

Total Finland	34,673,222

France—3.5%
Carbone Lorraine SA	160,800	5,912,354
Neopost SA	345,300	17,421,774

Total France	23,334,128

Germany—7.1%
Fielmann AG	146,700	6,792,823
Medion AG	204,800	8,008,062
MG Technologies AG	511,100	7,155,907
Puma AG	70,400	12,431,871
Stada Arzneimittel AG	125,300	7,772,763
Techem AG (a)	257,846	4,992,345

Total Germany	47,153,771

Greece—1.6%
OPAP SA	725,650	10,507,633

Hong Kong—2.9%
Esprit Holdings, Ltd	4,710,065	15,652,188
Shaw Brothers (Hong Kong), Ltd	3,245,500	3,532,375

Total Hong Kong	19,184,563

Ireland—4.1%
Anglo Irish Bank Corp. PLC	879,830	13,883,274
DCC PLC	768,000	10,481,520
Waterford Wedgwood PLC	10,256,613	2,846,181

Total Ireland	27,210,975

Italy—2.6%
Davide Campari-Milano SpA	255,900	12,427,015
Interpump Group SpA	1,038,200	4,648,846

Total Italy	17,075,861

Japan—10.9%
Daito Trust Construction Co., Ltd	337,000	9,999,627
Hisamitsu Pharmaceutical Co., Inc	432,000	5,103,219
Nichii Gakkan Co	118,690	6,733,556
Nissin Kogyo Co., Ltd	358,800	7,934,646
Sammy Corp	277,500	6,848,815
Secom Techno Service Co., Ltd	114,000	3,074,181
The Suruga Bank, Ltd	1,170,000	7,521,974
Uniden Corp	524,000	9,617,505
USS Co., Ltd	147,800	10,453,709
Yoshinoya D&C Co., Ltd	3,317	4,828,329

Total Japan	72,115,561

Netherlands—9.8%
Euronext NV	321,000	8,126,213
Fugro NV	247,827	12,753,947
Holdingmaatschappij De
Telegraaf NV	453,400	10,236,945
Hunter Douglas NV	383,893	17,969,540
IHC Caland NV	147,402	7,994,801
Koninklijke Boskalis Westminster NV	312,136	8,232,537

Total Netherlands	65,313,983

Norway—1.2%
DnB NOR ASA	1,228,400	8,198,196

Spain—9.1%
Abengoa SA	638,000	4,643,359
Aldeasa SA	268,500	6,773,453
Altadis SA	418,200	11,868,678
Banco Pastor SA	258,369	7,932,257
Corporacion Mapfre SA	1,031,800	14,615,413
Indra Sistemas SA (a)	536,800	6,886,036
Prosegur SA, Compania de Seguridad	477,800	7,774,486

Total Spain	60,493,682

Sweden—7.5%
Alfa Laval AB	737,400	11,221,951
Autoliv, Inc. (a)	176,300	6,689,075
D. Carnegie & Co. AB	452,100	4,461,121
Eniro AB	748,800	7,180,687
Swedish Match AB	2,006,500	20,496,400

Total Sweden	50,049,234

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
Switzerland—3.1%
Edipresse SA	21,860	$ 10,605,215
Kaba Holding AG, B Shares	50,501	10,208,409

Total Switzerland	20,813,624

United Kingdom—20.2%
Bunzl PLC	1,104,019	8,434,121
Carpetright PLC	674,800	10,008,231
Cattles PLC	1,187,700	7,106,699
Euromoney Institutional Investor PLC	244,676	1,715,893
Intertek Group PLC	970,200	8,006,670
Kidde PLC	6,751,700	12,872,191
Luminar PLC	535,100	3,898,694
Man Group PLC	522,227	13,658,383
Northgate PLC	843,400	7,851,031
Reckitt Benckiser PLC	434,965	9,842,176
Signet Group PLC Sponsored ADR	290,012	16,226,171
Singer & Friedlander Group PLC	1,572,816	5,863,442
Trinity Mirror PLC	1,255,800	12,701,607
William Hill PLC	1,415,200	10,817,712
Wood Group (John) PLC	2,225,200	5,367,692

Total United Kingdom	134,370,713

Total Common Stocks
(Identified cost $466,816,872)	641,285,536

Warrant—0.0%
Japan—0.0%
Belluna Co., Ltd. Right,
09/29/06
(Identified cost $20,894) (a), (e)	21,850	0

	Principal
	Amount
	(000)

Short-Term Investments—12.3%
Repurchase Agreement—3.4%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$16,130,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $22,990,283)	$ 22,533	22,533,000

Collateral for Securities on Loan—8.9%
State Street Navigator Securities
Lending Prime Portfolio,
1.0554% (d)	59,090	59,090,297

Total Short-Term Investments
(Identified cost $81,623,297)		81,623,297

Total Investments
(Identified cost $548,461,063) (b)	108.8%	$722,908,833
Liabilities in Excess of Cash and
Other Assets	(8.8)	(58,544,286)

Net Assets	100.0%	$664,364,547

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—90.4%
Argentina—0.8%
Tenaris SA ADR	156,942	$ 5,229,307

Brazil—7.3%
Brasil Telecom Participacoes SA ADR	111,800	4,226,040
Companhia Vale do Rio Doce ADR	206,400	12,074,400
Empresa Brasileira de
Aeronautica SA ADR	319,000	11,174,570
Petroleo Brasileiro SA ADR	321,000	9,386,040
Souza Cruz SA	707,600	7,424,281

Total Brazil	44,285,331

Chile—1.7%
Administradora de Fondos de Pensiones
Provida SA Sponsored ADR	363,600	10,257,156

China—1.0%
Beijing Capital Land Ltd., H Shares	1,750,100	462,110
Sinotrans, Ltd	12,062,000	5,437,707

Total China	5,899,817

Croatia—1.4%
Pliva d.d. GDR (c)	541,250	8,750,768

Czech Republic—0.8%
Cesky Telecom AS	459,200	5,222,074

Egypt—1.3%
Commercial International Bank	1,042,682	3,720,844
MobiNil	352,254	4,314,469

Total Egypt	8,035,313

Hong Kong—2.9%
China Mobile (Hong Kong), Ltd.
Sponsored ADR	567,900	8,819,487
China Resources Power
Holdings Co., Ltd	1,848,000	856,905
CNOOC, Ltd. ADR	197,800	7,896,176

Total Hong Kong	17,572,568

Hungary—2.5%
Gedeon Richter Rt	130,890	15,495,396

India—9.2%
Hero Honda Motors, Ltd	398,400	3,919,383
Hindalco Industries, Ltd	259,847	8,020,658
Hindustan Lever, Ltd	941,600	4,224,560
Reliance Industries, Ltd	998,900	12,545,089
Satyam Computer Services, Ltd	1,296,500	10,438,779
State Bank of India	1,449,900	17,112,792

Total India	56,261,261

Indonesia—3.9%
PT Bank Mandiri	16,868,500	2,002,790
PT Hanjaya Mandala
Sampoerna Tbk	17,755,300	9,433,656
PT Telekomunikasi Indonesia Tbk	2,665,000	2,135,797
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	638,000	10,475,960

Total Indonesia	24,048,203

Israel—2.4%
Bank Hapoalim, Ltd	2,431,100	5,974,034
Koor Industries, Ltd. (a)	218,457	8,499,696

Total Israel	14,473,730

Mexico—7.5%
America Telecom SA de CV,
Series A1 Shares (a)	5,179,900	6,729,987
Cemex SA de CV Sponsored ADR	168,085	4,403,827
Fomento Economico Mexicano SA
de CV Sponsored ADR	112,400	4,145,312
Grupo Financiero Banorte SA de CV,
Series O Shares	1,407,200	4,883,828
Grupo Televisa SA Sponsored ADR	135,300	5,393,058
Kimberly-Clark de Mexico SA de CV,
Series A Shares	1,558,200	3,993,518
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	494,200	16,323,426

Total Mexico	45,872,956

Peru—0.9%
Credicorp, Ltd	392,400	5,238,540

Philippines—0.9%
Philippine Long Distance Telephone Co.
Sponsored ADR (a)	305,800	5,327,036

Russia—2.4%
LUKOIL Sponsored ADR	84,800	7,894,880
Wimm-Bill-Dann Foods OJSC
ADR (a)	287,900	4,894,300
YUKOS ADR	46,800	1,965,600

Total Russia	14,754,780

South Africa—11.2%
ABSA Group, Ltd	1,861,423	11,751,366
Impala Platinum Holdings, Ltd	90,700	7,881,049
Iscor, Ltd	3,010,027	12,987,083
Kumba Resources, Ltd	900,600	4,958,359
Old Mutual PLC	3,655,000	6,019,563
Sanlam, Ltd	3,436,500	4,530,517
Sappi, Ltd	358,000	4,880,599
Sasol, Ltd	541,500	7,706,741

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
Steinhoff International
Holdings, Ltd	6,570,932	$ 7,530,731

Total South Africa	68,246,008

South Korea—19.7%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (c)	267,630	6,784,421
Hite Brewery Co., Ltd	64,900	4,760,604
Kookmin Bank	564,683	21,160,802
KT Corp. Sponsored ADR	644,236	12,285,581
LG Electronics, Inc	86,700	4,264,054
LG Household & Health Care, Ltd	159,400	4,160,587
POSCO	52,000	7,113,722
POSCO ADR	96,700	3,284,899
Samsung Electronics Co., Ltd	58,781	22,249,460
Samsung Fire & Marine
Insurance Co., Ltd	120,538	6,929,797
Samsung SDI Co., Ltd	53,500	6,308,645
SK Corp	262,000	6,025,010
SK Telecom Co., Ltd	90,030	15,036,483

Total South Korea	120,364,065

Taiwan—6.7%
Advantech Co., Ltd	3,496,640	6,025,138
Ambit Microsystems Corp	2,011,500	5,302,776
Chinatrust Financial Holding Co., Ltd	5,562,965	5,587,544
Chunghwa Telecom Co., Ltd. ADR	126,300	1,831,350
Compal Electronics, Inc	1,952,700	2,674,538
Compal Electronics, Inc. GDR	348,214	2,420,087
Fubon Financial Holding Co., Ltd	8,201,000	7,850,736
United Microelectronics Corp. (a)	6,615,522	5,670,447
United Microelectronics Corp.
ADR (a)	720,710	3,567,515

Total Taiwan	40,930,131

Thailand—3.9%
Delta Electronics (Thailand) PCL	5,781,800	3,866,937
PTT PCL (c)	3,604,100	14,553,751
Thai Union Frozen Products PCL	6,337,100	5,117,981

Total Thailand	23,538,669

Turkey—0.9%
Turkiye Garanti Bankasi AS ADR
(a), (c)	1,818,740	5,307,265

Venezuela—1.1%
Compania Anonima Nacional
Telefonos de Venezuela ADR	430,873	6,575,122

Total Common Stocks
(Identified cost $390,117,356)	551,685,496

Preferred Stocks—5.9%
Brazil—5.9%
Caemi Mineracao e
Metalurgica SA (a)	30,079,900	13,241,412
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR	164,900	4,147,235
Companhia de Bebidas das
Americas ADR	287,791	7,341,548
Companhia Paranaense de Energia-
Copel Sponsored ADR (a)	1,239,299	5,911,456
Telemar Norte Leste SA	259,600,000	5,183,002

Total Preferred Stocks
(Identified cost $25,985,778)		35,824,653

	Principal
	Amount
	(000)

Short-Term Investments—12.7%
Repurchase Agreement—6.0%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$8,055,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $11,480,888 and
$24,700,000 United States Treasury
Note, 7.25%, 05/15/04, with a
value of $25,502,750)	$ 36,254	36,254,000

Collateral for Securities on Loan—6.7%
State Street Navigator Securities
Lending Prime Portfolio,
1.0554% (d)	41,065	41,065,473

Total Short-Term Investments
(Identified cost $77,319,473)		77,319,473

Total Investments
(Identified cost $493,422,607) (b)	109.0%	$664,829,622
Liabilities in Excess of Cash and
Other Assets	(9.0)	(54,666,628)

Net Assets	100.0%	$610,162,994

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio
Asset-Backed Securities—12.0%
Bank One Issuance Trust:
Series 2002-B1, Class B1,
1.5425%, 12/15/09 (f)	$640	$642,725
Series 2002-A2, Class A2,
4.16%, 01/15/08	600	619,488
Chase Credit Card Master Trust,
Series 2002-1, Class B,
1.5525%, 06/15/09 (f)	675	678,014
Citibank Credit Card Issuance Trust:
Series 2002-A9, Class A9,
1.21%, 12/17/07 (f)	675	675,194
Series 2000-C1, Class C1,
7.45%, 09/15/07	495	534,318
Fleet Credit Card Master Trust II,
Series 2003-A, Class A,
2.40%, 07/15/08	585	587,170
Ford Credit Auto Owner Trust,
Series 2001-B, Class A5,
5.36%, 06/15/05	460	465,508
Harley-Davidson Motorcycle Trust:
Series 2003-4, Class A1,
1.47%, 04/15/08	470	470,300
Series 2003-1, Class A2,
2.63%, 11/15/10	450	452,548
MBNA Credit Card Master Note Trust,
Series 2001-C3, Class C3,
6.55%, 12/15/08	550	592,922
MBNA Master Credit Card Trust,
Series 2000-D, Class A,
1.3625%, 09/15/09 (f)	640	643,153

Total Asset-Backed Securities
(Identified cost $6,400,136)	6,361,340

Commercial Mortgage-Backed Securities—5.0%
Bear Stearns Commercial Mortgage
Securities, Inc., Series 2003-T10,
Class A2,
4.74%, 03/13/40	625	623,727
First Union Commercial Mortgage Trust,
Series 1999-C1, Class A2,
6.07%, 10/15/35	625	686,068
First Union-Lehman Brothers-Bank of
America, Series 1998-C2, Class A2,
6.56%, 11/18/35	650	724,536
GMAC Commercial Mortgage Securities,
Inc., Series 1999-C1, Class A2,
6.175%, 05/15/33	530	584,431

Total Commercial Mortgage-Backed
Securities
(Identified cost $2,605,943)		2,618,762

Corporate Bonds—46.6%
Aerospace & Defense—1.2%
Boeing Capital Corp.,
5.75%, 02/15/07	570	611,683

Automotive—2.3%
Ford Motor Credit Co.,
7.00%, 10/01/13	570	597,677
General Motors Acceptance Corp.,
6.875%, 09/15/11	570	613,330
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (g)	50	5

		1,211,012

Banking—5.7%
Bank of America Corp.,
7.40%, 01/15/11	450	526,999
Bank One Corp.,
6.00%, 08/01/08	550	604,153
Sovereign Bank,
5.125%, 03/15/13	290	287,503
U. S. Bancorp,
3.125%, 03/15/08	625	616,444
Wachovia Corp.,
4.95%, 11/01/06	450	477,235
Wells Fargo & Co.,
5.90%, 05/21/06	485	523,759

		3,036,093

Brewery—0.6%
Anheuser-Busch Cos., Inc.,
7.50%, 03/15/12	250	299,385

Cable & Broadcasting—1.1%
AT&T Broadband Corp.,
8.375%, 03/15/13	470	574,806

Computers & Business Equipment—1.0%
Hewlett-Packard Co.,
5.50%, 07/01/07	475	509,415

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (continued)
Consumer Products—0.7%
Fortune Brands, Inc.,
2.875%, 12/01/06	$375	$375,932

Diversified—0.5%
Emerson Electric Co.,
5.75%, 11/01/11	235	253,154

Energy—3.1%
Baker Hughes, Inc.,
6.00%, 02/15/09	495	546,111
Conoco Funding Co.,
6.35%, 10/15/11	430	480,757
USX Corp.,
6.65%, 02/01/06	570	617,181

		1,644,049

Financial Services—10.3%
American Express Co.,
3.75%, 11/20/07	515	523,433
American General Finance Corp.,
5.375%, 10/01/12	545	561,517
Bear Stearns Cos., Inc.,
4.00%, 01/31/08	555	564,886
CIT Group, Inc.,
4.125%, 02/21/06	545	563,020
Citigroup, Inc.,
5.00%, 03/06/07	500	530,164
General Electric Capital Corp.,
5.35%, 03/30/06	565	602,604
Goldman Sachs Group, Inc.,
6.60%, 01/15/12	425	473,627
Household Finance Corp.,
5.75%, 01/30/07	520	561,194
MBNA America Bank NA,
7.125%, 11/15/12	225	256,948
MBNA Corp.,
5.625%, 11/30/07	265	283,351
SLM Corp.,
4.00%, 01/15/09	530	533,641

		5,454,385

Food & Beverages—2.3%
General Mills, Inc.,
2.625%, 10/24/06	505	502,268
PepsiAmericas, Inc.,
3.875%, 09/12/07	205	208,220
Sara Lee Corp.,
6.25%, 09/15/11	475	524,907

		1,235,395

Forest & Paper Products—0.1%
Smurfit Capital Funding PLC,
7.50%, 11/20/25	70	68,162

Insurance—1.9%
Allstate Corp.,
7.50%, 06/15/13	455	541,263
MetLife, Inc.,
5.00%, 11/24/13	490	486,467

		1,027,730

Medical Products & Services—0.5%
Becton, Dickinson & Co.,
4.55%, 04/15/13	275	267,808

Multimedia—2.4%
AOL Time Warner, Inc.,
6.875%, 05/01/12	640	719,379
Viacom, Inc.,
7.75%, 06/01/05	485	524,906

		1,244,285

Printing & Publishing—1.3%
Times Mirror Co.,
7.25%, 03/01/13	575	676,443

Real Estate—0.5%
Rouse Co.,
5.375%, 11/26/13	250	246,810

Retail—1.0%
Wal-Mart Stores, Inc.:
4.55%, 05/01/13	300	294,991
8.00%, 09/15/06	205	233,701

		528,692

Telecommunications—3.0%
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	470	551,090
SBC Communications, Inc.,
5.75%, 05/02/06	460	493,952
Verizon Global Funding Corp.,
6.125%, 06/15/07	500	548,408

		1,593,450

Utilities—7.1%
Alabama Power Co.,
2.65%, 02/15/06	545	548,550
American Electric Power Co., Inc.,
Series A,
6.125%, 05/15/06	310	333,879
Georgia Power Co., Series J,
4.875%, 07/15/07	150	157,992

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (concluded)
MidAmerican Energy Co.,
6.375%, 06/15/06	$454	$493,909
Peco Energy Co.,
3.50%, 05/01/08	590	589,348
Public Service Electric & Gas Co.,
6.375%, 05/01/08	500	552,383
Virginia Electric & Power Co., Series A,
5.375%, 02/01/07	575	612,892
Wisconsin Electric Power Co.,
4.50%, 05/15/13	500	488,281

		3,777,234

Total Corporate Bonds
(Identified cost $24,354,290)		24,635,923

Mortgage Pass-Through Security—5.0%
Government National Mortgage
Association, Pool#595273,
6.00%, 12/15/32
(Identified cost $2,659,792)	2,520	2,624,827

U.S. Government Securities—9.3%
Federal Home Loan Mortgage Corp.,
3.625%, 09/15/08	1,550	1,557,812
Federal National Mortgage Association:
1.875%, 09/15/05	1,815	1,816,851
4.625%, 10/15/13	1,565	1,552,605

Total U.S. Government Securities
(Identified cost $4,940,866)		4,927,268

U.S. Treasury Securities—14.7%
United States Treasury Bill,
0.9053%, 01/15/04	310	309,899
United States Treasury Notes:
2.25%, 07/31/04	3,610	3,634,548
3.125%, 09/15/08	2,850	2,848,091
4.25%, 11/15/13	1,000	998,920

Total U.S. Treasury Securities
(Identified cost $7,796,085)		7,791,458

Repurchase Agreement—3.0%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$1,130,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $1,610,603)
(Identified cost $1,577,000)	1,577	1,577,000

Total Investments
(Identified cost $50,334,112) (b)	95.6%	$50,536,578
Cash and Other Assets in Excess
of Liabilities	4.4	2,301,303

Net Assets	100.0%	$52,837,881

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio
Corporate Bonds—95.2%
Aerospace & Defense—1.3%
Armor Holdings, Inc.,
8.25%, 08/15/13 (c)	$600	$642,000
Sequa Corp., Series B,
8.875%, 04/01/08	1,025	1,112,125

	1,754,125

Agriculture—0.6%
Hines Nurseries, Inc.,
10.25%, 10/01/11 (c)	775	844,750

Apparel & Textiles—0.6%
Foamex LP,
9.875%, 06/15/07	930	739,350

Automotive—4.3%
Dana Corp.,
9.00%, 08/15/11	825	994,125
General Motors Corp.,
7.125%, 07/15/13	850	930,096
HLI Operating Co., Inc.,
10.50%, 06/15/10	475	546,844
Sonic Automotive, Inc., Series B,
8.625%, 08/15/13	1,155	1,218,525
TRW Automotive, Inc.:
9.375%, 02/15/13	700	799,750
11.00%, 02/15/13	350	412,125
United Components, Inc.,
9.375%, 06/15/13	700	764,750
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (g)	1,930	193

	5,666,408

Building & Construction—2.0%
KB Home,
7.75%, 02/01/10	1,050	1,113,000
Nortek, Inc., Series B,
9.875%, 06/15/11	690	760,725
WCI Communities, Inc.,
7.875%, 10/01/13 (c)	650	685,750

	2,559,475

Building Materials—2.2%
Legrand SA,
8.50%, 02/15/25	1,150	1,214,688
Texas Industries, Inc.,
10.25%, 06/15/11 (c)	525	593,250
Thomas & Betts Corp.,
7.25%, 06/01/13	1,000	1,030,000

	2,837,938

Cable Television—4.9%
Charter Communications Holdings LLC,
10.75%, 10/01/09	1,000	917,500
CSC Holdings, Inc., Series B,
7.625%, 04/01/11	1,190	1,252,475
EchoStar DBS Corp.:
5.75%, 10/01/08 (c)	250	252,813
9.125%, 01/15/09	195	218,156
10.375%, 10/01/07	490	537,162
Mediacom Broadband LLC,
11.00%, 07/15/13	750	841,875
Mediacom LLC, Series B,
8.50%, 04/15/08	375	382,500
Pegasus Communications Corp.,
Series B,
12.50%, 08/01/07	1,110	1,048,950
Shaw Communications, Inc.,
7.25%, 04/06/11	900	973,125

	6,424,556

Chemicals—3.6%
Acetex Corp.,
10.875%, 08/01/09 (c)	1,000	1,110,000
ARCO Chemical Co.,
9.80%, 02/01/20	1,015	1,020,075
Huntsman ICI Chemicals,
10.125%, 07/01/09	825	849,750
Lyondell Chemical Co., Series A,
9.625%, 05/01/07	500	530,000
Rhodia SA,
7.625%, 06/01/10 (c)	475	456,000
Westlake Chemical Corp.,
8.75%, 07/15/11 (c)	725	793,875

	4,759,700

Consumer Products—0.9%
Icon Health & Fitness, Inc.,
11.25%, 04/01/12	465	506,850
Sola International, Inc.,
6.875%, 03/15/08	685	692,706

	1,199,556

Containers—1.6%
Crown Euro Holdings SA:
9.50%, 03/01/11	850	962,625
10.875%, 03/01/13	500	588,125
Owens-Brockway Glass Container,
8.75%, 11/15/12	500	556,875

	2,107,625

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Diversified—2.6%
AMSTED Industries, Inc.,
10.25%, 10/15/11 (c)	$1,430	$1,580,150
Sensus Metering Systems, Inc.,
8.625%, 12/15/13 (c)	500	513,125
Tyco International Group SA,
6.375%, 02/15/06	1,180	1,256,700

	3,349,975

Electronics—0.6%
PerkinElmer, Inc.,
8.875%, 01/15/13	650	744,250

Energy—8.9%
ANR Pipeline, Inc.,
8.875%, 03/15/10	500	562,500
Chesapeake Energy Corp.,
9.00%, 08/15/12	535	615,250
CITGO Petroleum Corp.,
11.375%, 02/01/11	925	1,073,000
Compton Petroleum Corp.,
9.90%, 05/15/09	245	267,050
El Paso Natural Gas Co., Series A,
7.625%, 08/01/10	975	1,001,813
El Paso Production Holding Co.,
7.75%, 06/01/13 (c)	1,055	1,039,175
Energy Partners, Ltd.,
8.75%, 08/01/10	1,230	1,279,200
Northwest Pipelines Corp.,
8.125%, 03/01/10	850	943,500
Premcor Refining Group, Inc.,
7.50%, 06/15/15	1,025	1,050,625
Southern Natural Gas Co.,
8.875%, 03/15/10	500	562,500
Tesoro Petroleum Corp.:
8.00%, 04/15/08	250	265,625
9.625%, 04/01/12	635	695,325
Tom Brown, Inc.,
7.25%, 09/15/13	650	687,375
Williams Cos., Inc.:
6.50%, 08/01/06	275	284,625
6.625%, 11/15/04	470	481,750
8.625%, 06/01/10	465	521,962
Williams Holdings of Delaware,
6.25%, 02/01/06	295	302,375

	11,633,650

Environmental—1.6%
Allied Waste North America, Inc.,
Series B:
8.875%, 04/01/08	230	257,600
10.00%, 08/01/09	995	1,074,600
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	734,313

	2,066,513

Equipment Rental—3.0%
H&E Equipment Services LLC,
11.125%, 06/15/12	780	783,900
Mobile Mini, Inc.,
9.50%, 07/01/13	350	385,000
NationsRent, Inc.,
9.50%, 10/15/10 (c)	525	564,375
United Rentals, Inc., Series B,
10.75%, 04/15/08	1,100	1,237,500
Williams Scotsman, Inc.,
9.875%, 06/01/07	950	961,875

	3,932,650

Financial Services—0.8%
WMC Finance Co.,
11.75%, 12/15/08 (c)	1,000	997,500

Food & Beverages—3.5%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c)	1,325	1,417,750
Chiquita Brands International, Inc.,
10.56%, 03/15/09	1,055	1,168,413
Le-Natures, Inc.,
9.00%, 06/15/13 (c)	675	712,125
Merisant Co.,
9.50%, 07/15/13 (c)	1,015	1,080,975
Reddy Ice Group, Inc.,
8.875%, 08/01/11 (c)	250	265,000

	4,644,263

Forest & Paper Products—4.6%
Blue Ridge Paper Product, Inc.,
9.50%, 12/15/08 (c)	300	300,000
Bowater, Inc.,
6.50%, 06/15/13	1,300	1,261,659
Caraustar Industries, Inc.,
9.875%, 04/01/11	1,055	1,139,400
Georgia-Pacific Corp.,
9.50%, 12/01/11	500	580,000

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Kappa Beheer BV,
10.625%, 07/15/09	$870	$930,900
Smurfit Capital Funding PLC,
7.50%, 11/20/25	1,055	1,027,306
Tembec Industries, Inc.,
8.50%, 02/01/11	750	776,250

	6,015,515

Gaming—4.4%
Majestic Star Casino LLC,
9.50%, 10/15/10 (c)	1,000	1,025,000
Mandalay Resort Group:
9.375%, 02/15/10	590	687,350
Series B,
10.25%, 08/01/07	655	756,525
Sun International Hotels, Ltd.,
8.875%, 08/15/11	715	781,138
Venetian Casino Resort LLC,
11.00%, 06/15/10	1,000	1,160,000
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	305	323,300
Wynn Las Vegas LLC,
12.00%, 11/01/10	825	971,437

	5,704,750

Gas Distribution—1.1%
Ferrellgas Partners LP,
8.75%, 06/15/12	865	951,500
Suburban Propane Partners LP,
6.875%, 12/15/13 (c)	450	454,500

	1,406,000

Health Services—2.4%
Fresenius Medical Capital Trust,
7.875%, 02/01/08	970	1,028,200
Quintiles Transnational Corp.,
10.00%, 10/01/13 (c)	650	702,000
Service Corp. International,
6.875%, 10/01/07	1,360	1,407,600

	3,137,800

Hotels—3.3%
Host Marriott LP, Series G,
9.25%, 10/01/07	1,250	1,396,875
ITT Corp.,
7.375%, 11/15/15	750	802,500
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12	810	893,025
La Quinta Properties, Inc.,
8.875%, 03/15/11	500	553,125
MeriStar Hospitality Corp.:
9.00%, 01/15/08	295	308,275
9.125%, 01/15/11	375	397,500

	4,351,300

Insurance—1.4%
Crum & Forster Holdings Corp.,
10.375%, 06/15/13 (c)	825	916,781
Leucadia National Corp.,
7.00%, 08/15/13 (c)	950	950,000

	1,866,781

Leisure—0.6%
Intrawest Corp.,
7.50%, 10/15/13 (c)	775	806,000

Medical Products & Services—1.8%
Medquest, Inc., Series B,
11.875%, 08/15/12	635	693,738
NDCHealth Corp.,
10.50%, 12/01/12	760	855,000
Sybron Dental Specialties, Inc.,
8.125%, 06/15/12	715	777,562

	2,326,300

Metals & Mining—1.9%
Arch Western Resources LLC,
6.75%, 07/01/13 (c)	675	693,563
Peabody Energy Corp., Series B,
6.875%, 03/15/13	1,000	1,055,000
TriMas Corp.,
9.875%, 06/15/12	140	145,950
Wolverine Tube, Inc.,
7.375%, 08/01/08 (c)	665	615,125

	2,509,638

Media-Diversified—1.7%
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (h)	824	979,325
Vivendi Universal SA,
9.25%, 04/15/10 (c)	1,025	1,214,625

	2,193,950

Office Equipment—1.6%
Xerox Capital Europe PLC,
5.875%, 05/15/04	2,020	2,040,200

Printing & Publishing—5.2%
Dex Media East LLC:
9.875%, 11/15/09	250	286,250
12.125%, 11/15/12	300	369,000
Dex Media West LLC,
8.50%, 08/15/10 (c)	425	473,344

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Houghton Mifflin Co.,
9.875%, 02/01/13	$325	$357,500
Moore North America Finance, Inc.,
7.875%, 01/15/11 (c)	1,065	1,206,112
Phoenix Color Corp.,
10.375%, 02/01/09	515	458,994
PRIMEDIA, Inc.,
7.625%, 04/01/08	565	570,650
RH Donnelley Finance Corp.,
10.875%, 12/15/12 (c)	440	521,950
Vertis, Inc., Series B,
10.875%, 06/15/09	740	786,250
Von Hoffmann Corp.:
10.25%, 03/15/09	765	814,725
10.375%, 05/15/07 (f)	910	917,962

	6,762,737

Real Estate—2.4%
Forest City Enterprises, Inc.,
7.625%, 06/01/15	425	451,031
LNR Property Corp.:
7.25%, 10/15/13 (c)	1,075	1,093,813
7.625%, 07/15/13	250	263,125
Tanger Properties LP:
7.875%, 10/24/04	915	948,169
9.125%, 02/15/08	400	436,000

	3,192,138

Restaurants—0.6%
O’Charley’s, Inc.,
9.00%, 11/01/13 (c)	730	733,650

Retail—4.0%
NBC Acquisition Corp.,
10.75%, 02/15/09 (h)	810	841,387
Rite Aid Corp.,
11.25%, 07/01/08	1,055	1,176,325
Saks, Inc.,
9.875%, 10/01/11	975	1,160,250
ShopKo Stores, Inc.,
9.25%, 03/15/22	910	864,500
Toys “R” Us, Inc.,
7.875%, 04/15/13	1,050	1,125,662

	5,168,124

Shipping—1.3%
CP Ships, Ltd.,
10.375%, 07/15/12	615	713,400
Ship Finance International, Ltd.,
8.50%, 12/15/13 (c)	1,000	990,000

	1,703,400

Steel—0.8%
Armco, Inc.,
9.00%, 09/15/07	200	177,500
United States Steel Corp.,
9.75%, 05/15/10	275	309,375
United States Steel LLC,
10.75%, 08/01/08	435	508,950

	995,825

Support Services—0.5%
Coinmach Corp.,
9.00%, 02/01/10	640	694,400

Telecommunications—4.2%
ACC Escrow Corp.,
10.00%, 08/01/11 (c)	625	696,875
Alamosa Delaware, Inc.,
0.00%, 07/31/09 (h)	1,130	1,017,000
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	830	973,201
FairPoint Communications, Inc.,
11.875%, 03/01/10	500	582,500
Qwest Services Corp.,
13.50%, 12/15/10 (c)	500	607,500
Rogers Wireless, Inc.,
9.625%, 05/01/11	850	1,015,750
Telus Corp.,
8.00%, 06/01/11	500	584,644

	5,477,470

Tobacco—0.8%
DIMON, Inc.,
7.75%, 06/01/13 (c)	1,075	1,107,250

Transportation—1.6%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	1,185	1,214,625
Laidlaw International, Inc.,
10.75%, 06/15/11 (c)	800	904,000

	2,118,625

Utilities—6.0%
AES Corp.:
8.75%, 05/15/13 (c)	500	558,750
8.875%, 02/15/11	485	528,650
9.375%, 09/15/10	195	216,206
Alliant Energy Resources, Inc.,
9.75%, 01/15/13	500	649,203
Calpine Corp.,
7.875%, 04/01/08	1,220	951,600
MSW Energy Holdings LLC:
7.375%, 09/01/10 (c)	150	156,750
8.50%, 09/01/10 (c)	1,195	1,302,550

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (concluded)
NRG Energy, Inc.,
8.00%, 12/15/13 (c)	$550	$578,187
PG&E Corp.,
6.875%, 07/15/08 (c)	475	514,188
Reliant Energy Resources Corp.,
Series B,
8.125%, 07/15/05	750	801,028
Reliant Resources, Inc.,
9.25%, 07/15/10 (c)	775	821,500
TXU Corp., Series J,
6.375%, 06/15/06	750	793,125

	7,871,737

Total Corporate Bonds
(Identified cost $114,540,651)	124,445,874

Convertible Bond—0.2%
Energy—0.2%
Hanover Compressor Co.,
4.75%, 03/15/08
(Identified cost $304,967)	350	314,006

	Shares

Preferred Stocks—1.5%
Broadcasting—1.2%
Paxson Communications Corp	170	1,568,855

Telecommunications—0.3%
Alamosa Holdings, Inc., Series B (a)	1,422	455,040

Total Preferred Stocks
(Identified cost $1,545,306)	2,023,895

Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC,
05/31/09 (a), (c), (e)	500	5
03/16/11 (a), (c), (e)	470	5

		10

Retail—0.0%
Travelcenters of America, Inc.,
05/01/09 (a), (c), (e)	810	8
05/01/09 (a), (e)	720	7

		15

Total Warrants
(Identified cost $74,226)		25

	Principal
	Amount
	(000)

Repurchase Agreement—0.8%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$725,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $1,033,351)
(Identified cost $1,010,000)	$1,010	1,010,000

Total Investments
(Identified cost $117,475,150) (b)	97.7%	$127,793,800
Cash and Other Assets in Excess
of Liabilities	2.3	2,959,816

Net Assets	100.0%	$130,753,616

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

		Principal
		Amount
Description		(000) (i)	Value

Lazard Global High Yield Portfolio
Currency Denominated Bonds—84.6%
Bahamas—0.8%
Sun International Hotels, Ltd.,
8.875%, 08/15/11	USD	275	$300,438

Canada—2.8%
Calpine Canada Energy Finance,
8.50%, 05/01/08	USD	375	299,062
CP Ships, Ltd.,
10.375%, 07/15/12	USD	375	435,000
Imax Corp.,
9.625%, 12/01/10 (c)	USD	100	105,125
Rogers Wireless, Inc.,
9.625%, 05/01/11	USD	150	179,250

Total Canada			1,018,437

Colombia—0.5%
Citigroup TES Linked Deposit,
15.00%, 03/15/07		88	95,155
Republic of Colombia,
11.375%, 01/31/08	EUR	71	102,183

Total Colombia			197,338

France—1.7%
Crown Euro Holdings SA,
9.50%, 03/01/11	USD	275	311,437
Legrand SA,
8.50%, 02/15/25	USD	275	290,469

Total France			601,906

Germany—1.2%
Commerzbank AG,
12.00%, 03/29/05	PLN	190	53,989
Messer Griesheim Holding AG,
10.375%, 06/01/11	EUR	250	364,215

Total Germany			418,204

Hungary—0.6%
Hungary Government Bond,
7.00%, 08/12/05		49,040	223,796

Ireland—2.1%
BGB Finance (Ireland) PLC,
6.75%, 04/14/05	CZK	2,050	83,534
Smurfit Capital Funding PLC,
7.50%, 11/20/25	USD	705	686,494

Total Ireland			770,028

Israel—0.4%
Israel Government Bonds:
7.00%, 03/31/06		235	55,481
9.00%, 06/29/07		390	98,436

Total Israel		153,917

Luxembourg—0.9%
Rhiag SA,
10.75%, 06/05/07 (c)	EUR	95	125,820
Tyco International Group SA,
6.00%, 11/15/13 (c)	USD	175	180,250

Total Luxembourg		306,070

Mexico—0.5%
Mexico Bonos Bond Unit,
9.00%, 07/09/09		1,963	187,299

Namibia—0.1%
Government of Namibia,
12.00%, 01/15/10		200	31,010

Netherlands—1.7%
Helaba Finance BV,
13.50%, 03/31/08	ZAR	650	109,770
Kappa Beheer BV:
10.625%, 07/15/09	USD	365	390,550
10.625%, 07/15/09	EUR	80	107,467

Total Netherlands		607,787

Poland—1.4%
Poland Government Bonds:
8.50%, 05/12/06		155	43,563
8.50%, 11/12/06		1,610	454,451

Total Poland		498,014

Slovenia—0.5%
Republic of Slovenia,
7.75%, 02/24/06		31,560	176,972

Thailand—0.0%
Finance One PLC,
0.00%, 01/03/05 (a), (g), (j)		20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/06 (a), (g), (j)		10,569	0

Total Thailand		0

Uganda—0.2%
SCJ Uganda Treasury Bill Linked
Deposit,
19.50%, 03/11/04		120,417	61,412

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

		Principal
		Amount
Description		(000) (i)	Value

Lazard Global High Yield Portfolio (continued)
United Kingdom—0.3%
Bremer Landesbank Capital
Markets PLC,
8.00%, 03/07/06	SKK	3,800	$122,209

United States—68.9%
AES Corp.:
8.75%, 05/15/13 (c)		150	167,625
9.375%, 09/15/10		125	138,594
Allied Waste North America, Inc.,
Series B,
10.00%, 08/01/09		350	378,000
AMSTED Industries, Inc.,
10.25%, 10/15/11 (c)		315	348,075
ARCO Chemical Co.,
9.80%, 02/01/20		325	326,625
Armco, Inc.,
9.00%, 09/15/07		250	221,875
Buckeye Technologies, Inc.,
9.25%, 09/15/08		275	278,438
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c)		310	331,700
Caraustar Industries, Inc.,
9.875%, 04/01/11		275	297,000
CBRE Escrow, Inc.,
9.75%, 05/15/10 (c)		350	388,500
Charter Communications Holdings LLC,
10.75%, 10/01/09		325	298,188
Chiquita Brands International, Inc.,
10.56%, 03/15/09		275	304,562
CITGO Petroleum Corp.,
11.375%, 02/01/11		275	319,000
Crum & Forster Holdings Corp.,
10.375%, 06/15/13 (c)		275	305,594
CSC Holdings, Inc., Series B,
7.625%, 04/01/11		325	342,062
Dana Corp.,
9.00%, 08/15/11		275	331,375
Dayton Superior Corp.,
10.75%, 09/15/08 (c)		275	281,875
Dex Media West LLC,
9.875%, 08/15/13 (c)		100	116,250
DIMON, Inc.,
7.75%, 06/01/13 (c)		350	360,500
Dole Foods Co., Inc.,
8.875%, 03/15/11		275	301,813
El Paso Production Holding Co.,
7.75%, 06/01/13 (c)		225	221,625
Ethyl Corp.,
8.875%, 05/01/10		300	321,000
Evergreen International Aviation, Inc.,
2.00%, 05/15/10 (c)		155	128,844
FairPoint Communications, Inc.,
11.875%, 03/01/10		475	553,375
Fresenius Medical Capital Trust,
7.875%, 02/01/08		150	159,000
General Nutrition Center, Inc.,
8.50%, 12/01/10 (c)		100	102,500
Georgia-Pacific Corp.,
8.875%, 02/01/10		275	313,500
Hard Rock Hotel, Inc.,
8.875%, 06/01/13 (c)		350	372,750
HEALTHSOUTH Corp.,
7.00%, 06/15/08		300	279,750
HLI Operating Co., Inc.,
10.50%, 06/15/10		325	374,156
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (h)		545	647,060
Host Marriott LP, Series G,
9.25%, 10/01/07		285	318,487
Huntsman ICI Chemicals,
10.125%, 07/01/09	EUR	145	178,323
Huntsman International LLC,
9.875%, 03/01/09 (c)		325	355,875
ISP Holdings, Inc., Series B,
10.625%, 12/15/09		774	851,400
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12		275	303,187
Kansas City Southern Railway Co.,
7.50%, 06/15/09		275	281,875
KB Home,
7.75%, 02/01/10		250	265,000
KfW International Finance, Inc.,
14.00%, 07/23/08	ZAR	550	94,427
La Quinta Properties, Inc.,
8.875%, 03/15/11		275	304,219
Laidlaw International, Inc.,
10.75%, 06/15/11 (c)		275	310,750
LNR Property Corp.,
7.25%, 10/15/13 (c)		275	279,813
Mandalay Resort Group,
9.375%, 02/15/10 (k)		445	518,425
Mediacom Broadband LLC,
11.00%, 07/15/13		75	84,188
Mediacom LLC, Series B,
8.50%, 04/15/08		200	204,000
Merisant Co.,
9.50%, 07/15/13 (c)		225	239,625
MeriStar Hospitality Corp.,
9.125%, 01/15/11		275	291,500

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000) (i)	Value

Lazard Global High Yield Portfolio (continued)
MSW Energy Holdings LLC,
7.375%, 09/01/10 (c)	275	$287,375
Nalco Co.,
8.875%, 11/15/13 (c)	100	106,000
NBC Acquisition Corp.,
10.75%, 02/15/09 (h)	600	623,250
O’Charley’s, Inc.,
9.00%, 11/01/13 (c)	150	150,750
Owens-Brockway Glass Container,
8.75%, 11/15/12	275	306,281
Pegasus Satellite Television,
12.375%, 08/01/06	375	352,969
Phillips-Van Heusen Corp.,
8.125%, 05/01/13	325	345,312
Quintiles Transnational Corp.,
10.00%, 10/01/13 (c)	125	135,000
Qwest Services Corp.,
13.50%, 12/15/10 (c)	310	376,650
Rite Aid Corp.,
11.25%, 07/01/08	275	306,625
Royal Caribbean Cruises Ltd.,
8.00%, 05/15/10	400	436,000
Saks, Inc.,
9.875%, 10/01/11	275	327,250
Senior Housing Properties Trust,
7.875%, 04/15/15	275	288,750
Sensus Metering Systems, Inc.,
8.625%, 12/15/13 (c)	100	102,625
Sequa Corp., Series B,
8.875%, 04/01/08	275	298,375
Service Corp. International,
6.875%, 10/01/07	275	284,625
Ship Finance International Ltd.,
8.50%, 12/15/13 (c)	225	222,750
Sola International, Inc.,
6.875%, 03/15/08	675	682,594
Tanger Properties LP,
7.875%, 10/24/04	215	222,794
Tenet Healthcare Corp.,
7.375%, 02/01/13	250	251,250
Tesoro Petroleum Corp.,
9.625%, 04/01/12	225	246,375
The Sheridan Group,
10.25%, 08/15/11 (c)	300	318,375
Town Sports International, Inc.,
9.625%, 04/15/11	325	347,750
Toys “R” Us, Inc.,
7.875%, 04/15/13	275	294,816
TRW Automotive, Inc.,
9.375%, 02/15/13	275	314,187
United Rentals, Inc., Series B,
10.75%, 04/15/08	275	309,375
United States Steel Corp.,
9.75%, 05/15/10	75	84,375
United States Steel LLC,
10.75%, 08/01/08	125	146,250
Venetian Casino Resort LLC,
11.00%, 06/15/10	275	319,000
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (g)	910	91
Vertis, Inc., Series B,
10.875%, 06/15/09	275	292,188
Von Hoffmann Corp.:
10.25%, 03/15/09	415	441,975
10.375%, 05/15/07 (f)	195	196,706
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	200	212,000
Williams Cos., Inc., Series A,
6.75%, 01/15/06 (f)	325	336,375
Williams Scotsman, Inc.,
9.875%, 06/01/07	290	293,625
WMC Finance Co.,
11.75%, 12/15/08 (c)	225	224,438
Wolverine Tube, Inc.,
7.375%, 08/01/08 (c)	225	208,125

Total United States		24,885,556

Total Currency Denominated Bonds
(Identified cost $29,670,220)		30,560,393

	Shares

Preferred Stock—0.9%
United States—0.9%
Paxson Communications Corp.
(Identified cost $269,868)	34	317,090

Warrant—0.0%
United States—0.0%
Travelcenters of America, Inc.,
05/01/09
(Identified cost $0) (a), (e)	245	2

	Principal
	Amount
	(000)

U.S. Government Security—12.4%
Federal National Mortgage Association,
1.0525%, 03/01/04
(Identified cost $4,492,125) (k)	$4,500	4,492,125

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard Global High Yield Portfolio (continued)
Repurchase Agreement—1.8%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$460,000 United States Treasury
Bond, 12.00%, 08/15/13, with a
value of $655,644)
(Identified cost $640,000) (k)	$640	$640,000

Total Investments
(Identified cost $35,072,213) (b)	99.7%	$36,009,610
Cash and Other Assets in Excess
of Liabilities	0.3	97,120

Net Assets	100.0%	$36,106,730

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2003

Lazard Global High Yield Portfolio (concluded)

Forward Foreign Currency Contracts open at December 31, 2003:

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	01/22/04	215,100	$72,000	$73,076	$1,076	$—
BRL	03/08/04	3,606,848	1,162,000	1,210,270	48,270	—
BRL	03/22/04	927,447	307,000	309,427	2,427	—
COP	01/22/04	348,637,000	123,193	124,666	1,473	—
GBP	03/16/04	29,351	51,657	52,235	578	—
IDR	01/20/04	904,050,000	105,000	106,864	1,864	—
IDR	01/20/04	3,326,700,000	390,000	393,235	3,235	—
INR	01/12/04	13,018,720	286,000	285,454	—	546
KRW	01/23/04	82,613,700	69,000	69,087	87	—
KRW	01/23/04	90,272,800	76,000	75,492	—	508
KRW	01/30/04	101,488,600	86,000	84,779	—	1,221
MAD	01/12/04	651,294	70,000	74,059	4,059	—
MAD	03/10/04	335,000	36,973	37,840	867	—
MUR	01/12/04	2,625,000	99,602	99,962	360	—
MXN	01/12/04	301,000	26,666	26,740	74	—
PHP	01/20/04	12,042,000	216,000	215,523	—	477
ROL	01/22/04	10,025,361,000	303,000	304,998	1,998	—
ROL	02/10/04	3,891,580,000	110,000	117,595	7,595	—
RUB	01/27/04	1,176,630	39,000	40,228	1,228	—
RUB	01/27/04	9,509,500	325,000	325,120	120	—
RUB	01/27/04	2,149,850	73,000	73,501	501	—
SIT	02/27/04	53,370,000	264,260	282,151	17,891	—
SKK	02/27/04	6,634,000	198,980	201,805	2,825	—
SKK	04/26/04	7,148,400	185,000	215,829	30,829	—
THB	02/17/04	14,263,000	359,179	360,045	866	—
TRL	04/21/04	23,953,300,000	133,000	158,902	25,902	—
TRL	04/21/04	16,014,000,000	102,000	106,234	4,234	—
TRL	07/21/04	47,482,400,000	280,000	298,932	18,932	—
UGS	03/18/04	166,555,000	82,863	82,845	—	18
ZAR	01/30/04	691,750	100,000	102,939	2,939	—

Total Forward Foreign Currency Purchase Contracts			$5,732,373	$5,909,833	$180,230	$2,770

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	03/08/04	3,606,848	$787,521	$1,210,270	$—	$422,749
EUR	03/16/04	175,400	214,953	220,768	—	5,815
EUR	03/16/04	734,000	899,810	923,851	—	24,041
EUR	03/16/04	95,847	118,754	120,638	—	1,884
HUF	01/20/04	23,451,000	107,697	112,344	—	4,647
JPY	03/16/04	49,764,600	462,748	465,474	—	2,726

Total Forward Foreign Currency Sale Contracts			$2,591,483	$3,053,345	—	461,862

Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts					$180,230	$464,632

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
December 31, 2003

	Principal
	Amount
Description	(000)	Value

Lazard Mortgage Portfolio
Collateralized Mortgage
Obligation—3.5%
Federal National Mortgage Association
Grantor Trust, Series 2002-T1, Class A2,
7.00%, 11/25/31
(Identified cost $318,803) (k)	$302	$326,485

Mortgage Pass-Through
Securities—89.9%
Federal Home Loan Mortgage Corp.,
Pool#C65976,
7.00%, 04/01/32	890	942,650
Federal National Mortgage Association:
5.50%, TBA	3,150	3,208,859
6.50%, TBA	2,400	2,509,500
Government National Mortgage
Association, Pool#577470,
6.00%, 12/15/32	1,676	1,744,246

Total Mortgage Pass-Through
Securities
(Identified cost $8,354,615)		8,405,255

U.S. Government Securities—56.4%
Federal National Mortgage Association:
0.8724%, 01/20/04	760	759,591
1.2323%, 01/14/04 (k)	4,510	4,508,322

Total U.S. Government Securities
(Identified cost $5,267,913)		5,267,913

Repurchase Agreement—11.0%
State Street Bank and Trust Co.,
0.78%, 01/02/04
(Dated 12/31/03, collateralized by
$990,000 United States Treasury
Bond, 5.50%, 08/15/28, with a
value of $1,051,256)
(Identified cost $1,029,000) (k)	1,029	1,029,000

Total Investments
(Identified cost $14,970,331) (b)	160.8%	$15,028,653
Liabilities in Excess of Cash and
Other Assets	(60.8)	(5,679,729)

Net Assets	100.0%	$9,348,924

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
December 31, 2003

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:
		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Equity	$119,063,239	$18,221,738	$1,974,493	$16,247,245
Mid Cap	47,004,870	8,263,453	169,881	8,093,572
Small Cap	412,136,332	109,433,384	5,203,235	104,230,149
International Equity	1,839,646,298	381,656,568	12,377,128	369,279,440
International Equity Select	14,622,354	2,477,623	48,204	2,429,419
International Small Cap	548,692,641	191,832,684	17,616,492	174,216,192
Emerging Markets	500,725,127	181,201,200	17,096,705	164,104,495
Bond	50,370,560	441,399	275,381	166,018
High Yield	117,564,828	11,991,122	1,762,150	10,228,972
Global High Yield	35,088,324	2,593,134	1,671,848	921,286
Mortgage	14,970,331	58,322	—	58,322
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”
(d)	Rate shown reflects 7 day yield as of December 31, 2003.
(e)	Date shown is the expiration date.
(f)	Variable rate security. Interest rate shown is the rate in effect at December 31, 2003.
(g)	Issue in default.
(h)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2003, which may step up at a future date.
(i)	Principal amount denominated in respective country’s currency unless otherwise noted.
(j)	Bankrupt security valued at zero.
(k)	Segregated security for forward foreign currency contracts and/or forward roll transactions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (continued)
December 31, 2003

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
SCJ	— Standard Corporate Johannesburg
TBA	— To Be Announced
TES	— Titulos de Tesoreria

Currency Abbreviations:

ARS	— Argentine Peso
BRL	— Brazilian Real
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound Sterling
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MAD	— Moroccan Dirham
MUR	— Mauritian Rupee
MXN	— Mexican Peso
PHP	— Philippine Peso
PLN	— Polish Zloty
ROL	— Romanian Leu
RUB	— New Russian Ruble
SIT	— Slovenia Tolar
SKK	— Slovakian Koruna
THB	— Thailand Baht
TRL	— Turkish Lira
UGS	— Ugandan Shilling
USD	— United States Dollar
ZAR	— South African Rand

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (continued)
December 31, 2003

Portfolio holdings by industry, for those Portfolios previously presented by country:
	Lazard	Lazard	Lazard	Lazard
	International	International	International	Emerging
	Equity	Equity Select	Small Cap	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INDUSTRY
Aerospace & Defense	—%	—%	—%	1.8%
Apparel & Textiles	—	—	4.2	—
Automotive	4.3	—	5.0	0.6
Banking	19.2	21.0	7.4	10.0
Brewery	1.4	3.7	—	2.7
Broadcasting	—	—	—	0.9
Building & Construction	1.3	—	1.9	0.7
Business Services & Supplies	—	—	9.5	—
Chemicals	0.5	—	—	2.1
Computer Services	—	—	2.3	—
Computers & Business Equipment	—	—	—	4.4
Conglomerates	—	—	—	1.4
Cosmetics & Toiletries	0.6	2.5	—	—
Diversified	5.4	6.0	6.1	—
Drugs & Health Care	7.8	11.2	1.9	4.0
Electronics	5.9	2.6	3.2	7.5
Financial Services	7.0	5.3	9.7	6.5
Food & Beverages	3.2	11.9	1.9	1.6
Forest & Paper Products	—	—	—	1.5
Household Products & Home Furnishings	—	—	4.2	2.6
Industrial & Machinery	0.8	—	2.6	—
Insurance	2.4	4.1	2.2	2.9
Leisure & Entertainment	—	—	6.8	—
Manufacturing	—	—	2.9	—
Medical Products & Services	0.5	—	—	—
Metals & Mining	2.8	—	—	7.6
Oil & Gas	9.9	13.7	—	9.9
Printing & Publishing	—	—	7.5	—
Real Estate	—	—	1.5	0.1
Restaurants	—	—	1.3	—
Retail	4.4	4.0	6.4	0.7
Security Services	—	—	1.6	—
Semiconductor & Components	1.0	—	—	—
Shipping	—	—	—	1.1
Steel	—	—	—	3.8
Telecommunications	12.1	7.8	1.5	17.1
Tobacco	2.0	—	4.9	2.8
Transportation	1.2	—	—	0.9
Utilities	5.0	3.2	—	1.1

Subtotal	98.7	97.0	96.5	96.3
Repurchase Agreements	1.3	2.9	3.4	6.0
Collateral for Securities on Loan	—	—	8.9	6.7

Total Investments	100.0%	99.9%	108.8%	109.0%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2003

Portfolio holdings by asset type, previously presented by country, for Lazard Global High Yield Portfolio:

ASSET TYPE
Corporate Bonds	80.4%
Foreign Government Obligations	3.8
Preferred Stock	0.9
Structured Notes	0.4
U.S. Government Securities	12.4

Subtotal	97.9
Repurchase Agreement	1.8

Total Investments	99.7%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
December 31, 2003

				Lazard
	Lazard	Lazard	Lazard	International
	Equity	Mid Cap	Small Cap	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$135,310,484	$55,098,442	$516,366,481	$2,208,925,738
Cash	748	456	288	171
Foreign currency	—	—	—	—
Receivables for:
Investments sold	—	—	124,188	6,148,576
Dividends and interest	123,016	36,604	510,932	4,103,714
Capital stock sold	781,695	455,998	737,320	1,030,864
Gross appreciation on foreign currency contracts	—	—	—	—
Due from Investment Manager	—	—	—	—

Total assets	136,215,943	55,591,500	517,739,209	2,220,209,063

LIABILITIES
Payables for:
Investments purchased	241,903	592,683	—	330,227
Capital stock repurchased	1,738,557	45,643	1,265,366	9,063,000
Dividends payable	—	—	—	127,315
Gross depreciation on foreign currency contracts	—	—	—	—
Payable upon return of securities on loan	—	304,325	—	—
Management fees payable	84,628	24,245	323,689	1,434,925
Accrued directors’ fees payable	510	191	1,901	8,225
Accrued distribution fees payable	4,857	3,120	10,760	22,149
Other accrued expenses and payables	31,642	18,630	59,597	286,823

Total liabilities	2,102,097	988,837	1,661,313	11,272,664

Net assets	$134,113,846	$54,602,663	$516,077,896	$2,208,936,399

NET ASSETS
Paid in capital	$148,373,533	$47,261,509	$419,012,429	$2,594,033,736
Undistributed (distributions in excess of)
investment income—net	75,678	110,897	1,692,587	22,484,947
Unrealized appreciation (depreciation) on:
Investments—net	17,499,212	8,113,868	106,770,858	388,248,614
Foreign currency—net	—	—	—	222,366
Accumulated undistributed realized gain (loss)—net	(31,834,577)	(883,611)	(11,397,978)	(796,053,264)

Net assets	$134,113,846	$54,602,663	$516,077,896	$2,208,936,399

Institutional Shares
Net assets	$112,567,902	$39,625,119	$465,875,700	$2,103,600,211
Shares of capital stock outstanding*	7,816,187	3,448,140	23,900,755	184,959,683
Net asset value, offering and redemption price per share	$14.40	$11.49	$19.49	$11.37
Open Shares
Net assets	$21,545,944	$14,977,544	$50,202,196	$105,336,188
Shares of capital stock outstanding*	1,495,813	1,316,266	2,582,160	9,263,983
Net asset value, offering and redemption price per share	$14.40	$11.38	$19.44	$11.37
Cost of investments in securities	$117,811,272	$46,984,574	$409,595,623	$1,820,677,124
Cost of foreign currency	$—	$—	$—	$—

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard			Lazard
International	International	Emerging	Lazard	Lazard	Global	Lazard
Equity Select	Small Cap	Markets	Bond	High Yield	High Yield	Mortgage
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$17,051,773	$722,908,833	$664,829,622	$50,536,578	$127,793,800	$36,009,610	$15,028,653
359	868	270	872	354	249	408
—	—	4,487,082	—	—	—	—
—	231,112	—	—	—	—	—
31,843	664,601	1,922,694	482,075	2,653,937	679,430	27,990
80	190,624	1,371,412	2,185,144	413,586	5,882	—
—	—	—	—	—	180,230	—
2,078	—	—	—	—	—	7,932

17,086,133	723,996,038	672,611,080	53,204,669	130,861,677	36,875,401	15,064,983

—	—	19,979,537	309,899	—	—	5,705,716
—	29,579	777,091	4,100	—	—	—
—	—	—	11,131	26,465	258,348	—
—	—	—	—	—	464,632	—
—	59,090,297	41,065,473	—	—	—	—
—	409,403	485,364	18,920	55,162	22,864	—
56	2,349	2,012	200	517	135	36
1,498	4,003	3,425	1,708	545	848	—
17,648	95,860	135,184	20,830	25,372	21,844	10,307

19,202	59,631,491	62,448,086	366,788	108,061	768,671	5,716,059

$17,066,931	$664,364,547	$610,162,994	$52,837,881	$130,753,616	$36,106,730	$9,348,924

$16,020,218	$525,827,631	$525,589,819	$57,340,531	$174,859,239	$114,802,257	$9,255,720
512	(17,953)	(165,127)	(11,130)	(193,001)	94,069	—
2,483,772	174,447,770	171,407,015	202,466	10,318,650	937,397	58,322
—	41,156	(16,740)	—	—	(279,749)	—
(1,437,571)	(35,934,057)	(86,651,973)	(4,693,986)	(54,231,272)	(79,447,244)	34,882

$17,066,931	$664,364,547	$610,162,994	$52,837,881	$130,753,616	$36,106,730	$9,348,924

$9,787,614	$644,240,199	$591,513,730	$44,766,584	$127,764,982	$32,071,928	$9,348,924
998,366	41,682,946	54,747,562	4,558,550	23,663,851	4,144,661	1,104,712
$9.80	$15.46	$10.80	$9.82	$5.40	$7.74	$8.46
$7,279,317	$20,124,348	$18,649,264	$8,071,297	$2,988,634	$4,034,802	N/A
740,986	1,305,808	1,716,612	821,719	551,822	519,704	N/A
$9.82	$15.41	$10.86	$9.82	$5.42	$7.76	N/A
$14,568,001	$548,461,063	$493,422,607	$50,334,112	$117,475,150	$35,072,213	$14,970,331
$—	$—	$4,487,575	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the Year Ended December 31, 2003

				Lazard
	Lazard	Lazard	Lazard	International
	Equity	Mid Cap	Small Cap	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Interest	$32,508	$13,808	$167,064	$1,548,494
Dividends	2,450,661	598,947	5,645,643	54,056,559

Total investment income*	2,483,169	612,755	5,812,707	55,605,053

Expenses:
Management fees	941,684	311,728	3,396,183	14,884,759
Administration fees	70,270	53,352	136,098	345,751
Distribution fees (Open Shares)	56,794	26,655	109,531	230,134
Custodian fees	73,432	67,318	151,825	2,209,171
Professional services	43,074	39,530	56,378	119,943
Registration fees	25,409	24,959	29,051	35,268
Shareholders' services	60,830	51,026	76,418	101,656
Directors' fees and expenses	8,252	2,681	29,590	129,486
Shareholders' reports	17,277	2,900	33,621	60,960
Other	9,123	3,839	25,897	96,047

Total expenses before fees waived and expenses reimbursed	1,306,145	583,988	4,044,592	18,213,175
Management fees waived and expenses reimbursed	—	(114,824)	—	—
Expense reductions	(138)	(742)	(1)	(594)

Expenses—net	1,306,007	468,422	4,044,591	18,212,581

Investment income (loss)—net	1,177,162	144,333	1,768,116	37,392,472

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments—net **	549,013	1,534,351	21,657,252	8,675,425
Foreign currency—net	—	—	—	(3,715,055)
Change in net unrealized appreciation (depreciation) on:
Investments—net	26,997,003	9,138,885	128,413,247	494,147,459
Foreign currency—net	—	—	—	(55,786)

Realized and unrealized gain (loss) on investments
and foreign currency—net	27,546,016	10,673,236	150,070,499	499,052,043

Net increase (decrease) in net assets resulting
from operations	$28,723,178	$10,817,569	$151,838,615	$536,444,515

*Net of foreign withholding taxes of	$11,286	$—	$6,841	$6,400,874

**Net of foreign capital gains taxes of	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard			Lazard
International	International	Emerging	Lazard	Lazard	Global	Lazard
Equity Select	Small Cap	Markets	Bond	High Yield	High Yield	Mortgage
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$6,639	$699,636	$251,062	$1,775,594	$10,159,135	$3,834,941	$464,478
608,274	16,586,567	14,130,605	—	280,904	93,452	—

614,913	17,286,203	14,381,667	1,775,594	10,440,039	3,928,393	464,478

162,118	4,184,211	4,288,630	272,122	850,907	438,737	128,206
48,869	157,100	131,168	55,950	67,794	56,821	43,953
10,419	23,419	30,281	23,104	3,694	10,025	—
47,847	753,333	943,654	64,142	89,145	98,720	37,026
38,686	61,106	55,054	40,226	42,496	40,515	39,635
23,038	25,596	31,023	26,209	23,749	26,367	14,276
49,760	55,427	56,798	50,881	47,859	52,235	23,087
1,243	36,418	27,629	3,611	7,422	3,922	2,225
2,344	6,527	14,796	3,226	1,564	4,355	129
2,583	26,603	20,775	4,472	7,947	5,548	2,886

386,907	5,329,740	5,599,808	543,943	1,142,577	737,245	291,423
(154,963)	(3,065)	(19,230)	(25,781)	(286,919)	—	(83,156)
(68)	(120)	—	—	(232)	(874)	—

231,876	5,326,555	5,580,578	518,162	855,426	736,371	208,267

383,037	11,959,648	8,801,089	1,257,432	9,584,613	3,192,022	256,211

(436,975)	(11,236,430)	19,704,231	495,298	(604,131)	484,717	1,973,540
—	(563,372)	(734,083)	—	—	257,989	—
4,873,631	202,097,403	174,470,244	(515,029)	14,854,034	4,456,101	(788,184)
—	(14,479)	(18,706)	—	—	114,639	—

4,436,656	190,283,122	193,421,686	(19,731)	14,249,903	5,313,446	1,185,356

$4,819,693	$202,242,770	$202,222,775	$1,237,701	$23,834,516	$8,505,468	$1,441,567

$79,541	$1,681,957	$1,329,951	$—	$—	$1,267	$—

$—	$—	$48,491	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2003	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$1,177,162	$1,200,311
Realized gain (loss) on investments and foreign currency—net	549,013	(22,309,387)
Change in unrealized appreciation (depreciation)—net	26,997,003	(6,894,718)

Net increase (decrease) in net assets resulting from operations	28,723,178	(28,003,794)

Distributions to shareholders:
From investment income—net
Institutional Shares	(989,652)	(1,131,482)
Open Shares	(129,438)	(159,184)
From realized gains—net
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(1,119,090)	(1,290,666)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	12,657,235	27,727,036
Open Shares	4,894,166	14,335,772
Net proceeds from reinvestment of distributions
Institutional Shares	948,562	1,091,089
Open Shares	129,036	156,305
Cost of shares redeemed
Institutional Shares	(25,495,891)	(45,188,754)
Open Shares	(9,805,859)	(24,055,833)

Net increase (decrease) in net assets from capital stock transactions	(16,672,751)	(25,934,385)

Total increase (decrease) in net assets	10,931,337	(55,228,845)
Net assets at beginning of period	123,182,509	178,411,354

Net assets at end of period*	$134,113,846	$123,182,509

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	8,788,212	10,025,389

Shares sold	1,003,420	2,217,510
Shares issued to shareholders from reinvestment of distributions	68,027	92,212
Shares repurchased	(2,043,472)	(3,546,899)

Net increase (decrease)	(972,025)	(1,237,177)

Shares outstanding at end of period	7,816,187	8,788,212

Open Shares:
Shares outstanding at beginning of period	1,837,937	2,634,812

Shares sold	397,725	1,090,032
Shares issued to shareholders from reinvestment of distributions	9,236	13,257
Shares repurchased	(749,085)	(1,900,164)

Net increase (decrease)	(342,124)	(796,875)

Shares outstanding at end of period	1,495,813	1,837,937

* Includes undistributed (distributions in excess of) investment income—net	$75,678	$17,606

The accompanying notes are an integral part of these financial statements.

Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2003	2002	2003	2002

$144,333	$114,982	$1,768,116	$605,257
1,534,351	(2,092,690)	21,657,252	(30,325,445)
9,138,885	(3,678,819)	128,413,247	(82,045,010)

10,817,569	(5,656,527)	151,838,615	(111,765,198)

(84,537)	—	—	—
(376)	—	—	—

—	(515,271)	—	(15,697,836)
—	(152,893)	—	(1,888,102)

(84,913)	(668,164)	—	(17,585,938)

8,553,024	13,813,143	48,909,080	110,711,759
6,289,197	6,411,779	23,252,966	92,473,402

78,432	444,842	—	15,182,529
322	125,407	—	1,872,236

(5,663,044)	(2,504,309)	(109,375,066)	(198,184,868)
(2,269,615)	(4,397,488)	(30,453,025)	(105,405,889)

6,988,316	13,893,374	(67,666,045)	(83,350,831)

17,720,972	7,568,683	84,172,570	(212,701,967)
36,881,691	29,313,008	431,905,326	644,607,293

$54,602,663	$36,881,691	$516,077,896	$431,905,326

3,221,004	2,041,924	27,721,008	32,492,106

809,533	1,390,165	3,070,928	6,527,987
7,527	48,352	—	1,034,934
(589,924)	(259,437)	(6,891,181)	(12,334,019)

227,136	1,179,080	(3,820,253)	(4,771,098)

3,448,140	3,221,004	23,900,755	27,721,008

919,414	717,284	3,071,851	3,934,559

630,672	635,516	1,450,205	5,642,513
31	13,751	—	127,884
(233,851)	(447,137)	(1,939,896)	(6,633,105)

396,852	202,130	(489,691)	(862,708)

1,316,266	919,414	2,582,160	3,071,851

$110,897	$102,856	$1,692,587	$404,472

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard International Equity Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2003	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$37,392,472	$30,109,124
Realized gain (loss) on investments and foreign currency—net	4,960,370	(363,790,443)
Change in unrealized appreciation (depreciation)—net	494,091,673	121,768,750

Net increase (decrease) in net assets resulting from operations	536,444,515	(211,912,569)

Distributions to shareholders:
From investment income—net
Institutional Shares	(31,748,451)	(9,464,170)
Open Shares	(928,648)	(202,681)

Net decrease in net assets resulting from distributions	(32,677,099)	(9,666,851)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	392,045,174	1,237,961,302
Open Shares	127,564,373	252,570,046
Net proceeds from reinvestment of distributions
Institutional Shares	29,499,102	8,783,214
Open Shares	777,054	169,104
Cost of shares redeemed
Institutional Shares	(574,045,236)	(1,481,615,842)
Open Shares	(135,501,016)	(272,014,495)

Net increase (decrease) in net assets from capital stock transactions	(159,660,549)	(254,146,671)

Total increase (decrease) in net assets	344,106,867	(475,726,091)
Net assets at beginning of period	1,864,829,532	2,340,555,623

Net assets at end of period*	$2,208,936,399	$1,864,829,532

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	199,225,457	222,189,526

Shares sold	42,147,358	127,897,561
Shares issued to shareholders from reinvestment of distributions	2,885,977	942,405
Shares repurchased	(59,299,109)	(151,804,035)

Net increase (decrease)	(14,265,774)	(22,964,069)

Shares outstanding at end of period	184,959,683	199,225,457

Open Shares:
Shares outstanding at beginning of period	9,909,067	11,703,788

Shares sold	13,752,398	26,575,768
Shares issued to shareholders from reinvestment of distributions	77,164	18,222
Shares repurchased	(14,474,646)	(28,388,711)

Net increase (decrease)	(645,084)	(1,794,721)

Shares outstanding at end of period	9,263,983	9,909,067

* Includes undistributed (distributions in excess of) investment income—net	$22,484,947	$21,484,623

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Select Portfolio		Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2003	2002	2003	2002	2003	2002

$383,037	$347,964	$11,959,648	$6,603,972	$8,801,089	$4,545,894
(436,975)	(989,690)	(11,799,802)	(20,007,139)	18,970,148	(28,276,861)
4,873,631	(2,530,508)	202,082,924	(11,267,736)	174,451,538	21,451,552

4,819,693	(3,172,234)	202,242,770	(24,670,903)	202,222,775	(2,279,415)

(231,523)	(318,477)	(11,140,643)	(7,171,804)	(9,224,674)	(4,037,021)
(152,039)	(29,966)	(246,953)	(26,978)	(208,388)	(82,176)

(383,562)	(348,443)	(11,387,596)	(7,198,782)	(9,433,062)	(4,119,197)

987,204	22,819,628	110,856,192	383,788,995	141,395,646	299,712,296
3,956,422	2,450,660	26,910,078	3,288,469	19,509,655	14,316,793

226,521	314,616	10,568,551	6,722,476	8,895,258	3,809,865
147,030	27,512	231,650	22,923	198,013	77,772

(15,574,869)	(7,601,487)	(193,255,884)	(220,003,473)	(91,219,399)	(261,081,227)
(576,667)	(39,400)	(13,883,025)	(3,587,015)	(15,722,326)	(11,439,962)

(10,834,359)	17,971,529	(58,572,438)	170,232,375	63,056,847	45,395,537

(6,398,228)	14,450,852	132,282,736	138,362,690	255,846,560	38,996,925
23,465,159	9,014,307	532,081,811	393,719,121	354,316,434	315,319,509

$17,066,931	$23,465,159	$664,364,547	$532,081,811	$610,162,994	$354,316,434

2,707,101	937,949	47,805,592	33,699,290	48,534,314	42,736,911

112,825	2,570,262	9,579,808	32,269,208	17,358,940	38,889,222
23,985	40,536	710,730	616,175	861,467	534,343
(1,845,545)	(841,646)	(16,413,184)	(18,779,081)	(12,007,159)	(33,626,162)

(1,708,735)	1,769,152	(6,122,646)	14,106,302	6,213,248	5,797,403

998,366	2,707,101	41,682,946	47,805,592	54,747,562	48,534,314

323,608	47,429	274,030	298,378	1,282,739	927,234

468,666	277,299	2,109,505	274,383	2,311,880	1,802,074
15,526	3,541	15,620	2,109	19,003	10,877
(66,814)	(4,661)	(1,093,347)	(300,840)	(1,897,010)	(1,457,446)

417,378	276,179	1,031,778	(24,348)	433,873	355,505

740,986	323,608	1,305,808	274,030	1,716,612	1,282,739

$512	$1,523	$(17,953)	$(26,632)	$(165,127)	$202,532

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Bond Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2003	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$1,257,432	$2,140,020
Realized gain (loss) on investments, options, swap agreements and foreign currency—net	495,298	1,431,860
Change in unrealized appreciation (depreciation)—net	(515,029)	(12,803)

Net increase (decrease) in net assets resulting from operations	1,237,701	3,559,077

Distributions to shareholders:
From investment income—net
Institutional Shares	(1,074,171)	(1,779,401)
Open Shares	(201,584)	(363,821)
From realized gains—net
Institutional Shares	—	—
Open Shares	—	—
From capital
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(1,275,755)	(2,143,222)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	4,331,937	14,804,435
Open Shares	1,512,869	3,252,031
Net proceeds from reinvestment of distributions
Institutional Shares	954,622	1,555,070
Open Shares	185,789	338,336
Cost of shares redeemed
Institutional Shares	(9,223,328)	(12,782,601)
Open Shares	(4,479,424)	(1,809,414)

Net increase (decrease) in net assets from capital stock transactions	(6,717,535)	5,357,857

Total increase (decrease) in net assets	(6,755,589)	6,773,712
Net assets at beginning of period	59,593,470	52,819,758

Net assets at end of period*	$52,837,881	$59,593,470

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	4,954,685	4,603,503

Shares sold	440,859	1,519,530
Shares issued to shareholders from reinvestment of distributions	96,885	161,903
Shares repurchased	(933,879)	(1,330,251)

Net increase (decrease)	(396,135)	351,182

Shares outstanding at end of period	4,558,550	4,954,685

Open Shares:
Shares outstanding at beginning of period	1,102,999	921,653

Shares sold	152,832	334,149
Shares issued to shareholders from reinvestment of distributions	18,854	35,217
Shares repurchased	(452,966)	(188,020)

Net increase (decrease)	(281,280)	181,346

Shares outstanding at end of period	821,719	1,102,999

* Includes undistributed (distributions in excess of) investment income—net	$(11,130)	$(129,171)

The accompanying notes are an integral part of these financial statements.

Lazard High Yield Portfolio		Lazard Global High Yield Portfolio		Lazard Mortgage Portfolio

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2003	2002	2003	2002	2003	2002

$9,584,613	$7,806,072	$3,192,022	$7,886,539	$256,211	$1,989,135
(604,131)	(11,841,659)	742,706	(14,358,080)	1,973,540	3,605,679
14,854,034	(3,502,400)	4,570,740	2,106,314	(788,184)	1,252,401

23,834,516	(7,537,987)	8,505,468	(4,365,227)	1,441,567	6,847,215

(9,518,725)	(7,756,049)	(3,507,763)	(5,858,506)	(399,520)	(2,242,351)
(121,859)	(187,053)	(269,154)	(225,134)	—	—

—	—	—	—	(1,918,546)	(2,856,017)
—	—	—	—	—	—

—	—	—	(1,994,483)	—	—
—	—	—	(79,873)	—	—

(9,640,584)	(7,943,102)	(3,776,917)	(8,157,996)	(2,318,066)	(5,098,368)

57,164,592	33,315,841	11,970,397	111,973,009	381,993	35,602,493
2,377,899	277,793	460,750	2,524,408	—	—

9,195,187	7,243,422	2,556,599	7,110,539	2,275,904	4,729,288
101,571	108,635	230,360	275,541	—	—

(30,719,046)	(18,643,150)	(65,954,999)	(198,656,188)	(79,580,545)	(32,563,109)
(652,638)	(11,445,492)	(1,231,421)	(4,563,661)	—	—

37,467,565	10,857,049	(51,968,314)	(81,336,352)	(76,922,648)	7,768,672

51,661,497	(4,624,040)	(47,239,763)	(93,859,575)	(77,799,147)	9,517,519
79,092,119	83,716,159	83,346,493	177,206,068	87,148,071	77,630,552

$130,753,616	$79,092,119	$36,106,730	$83,346,493	$9,348,924	$87,148,071

16,552,920	12,013,527	10,882,948	21,852,473	8,296,901	7,547,321

11,132,257	6,503,819	1,584,719	14,344,532	35,703	3,360,753
1,786,025	1,396,070	339,697	945,294	257,381	449,901
(5,807,351)	(3,360,496)	(8,662,703)	(26,259,351)	(7,485,273)	(3,061,074)

7,110,931	4,539,393	(6,738,287)	(10,969,525)	(7,192,189)	749,580

23,663,851	16,552,920	4,144,661	10,882,948	1,104,712	8,296,901

204,131	2,057,861	593,297	846,806	—	—

454,709	58,368	60,404	324,564	—	—
19,657	20,386	30,177	36,709	—	—
(126,675)	(1,932,484)	(164,174)	(614,782)	—	—

347,691	(1,853,730)	(73,593)	(253,509)	—	—

551,822	204,131	519,704	593,297	—	—

$(193,001)	$(137,030)	$94,069	$366,652	$—	$(15,585)

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

LAZARD EQUITY PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.59	$14.10	$16.72	$21.08	$21.75

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.11	0.13	0.17	0.26
Net realized and unrealized gain (loss)	2.81	(2.48)	(1.07)	(0.79)	0.66

Total from investment operations	2.94	(2.37)	(0.94)	(0.62)	0.92

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.13)	(0.23)	(0.26)
Net realized gains	—	—	(1.55)	(3.51)	(1.33)

Total distributions	(0.13)	(0.14)	(1.68)	(3.74)	(1.59)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$14.40	$11.59	$14.10	$16.72	$21.08

Total Return (b)	25.37%	(16.84)%	(5.90)%	(2.64)%	4.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$112,568	$101,891	$141,329	$187,517	$377,660
Ratios to average net assets:
Net expenses	0.98%	0.97%	0.90%	0.86%	0.84%
Gross expenses	0.98%	0.97%	0.90%	0.86%	0.84%
Net investment income	1.00%	0.87%	0.82%	0.85%	1.14%
Portfolio turnover rate	46%	74%	89%	36%	62%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.58	$14.07	$16.70	$21.05	$21.76

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.07	0.09	0.12	0.20
Net realized and unrealized gain (loss)	2.82	(2.47)	(1.08)	(0.79)	0.65

Total from investment operations	2.90	(2.40)	(0.99)	(0.67)	0.85

Less distributions from:
Net investment income	(0.08)	(0.09)	(0.09)	(0.17)	(0.23)
Net realized gains	—	—	(1.55)	(3.51)	(1.33)

Total distributions	(0.08)	(0.09)	(1.64)	(3.68)	(1.56)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$14.40	$11.58	$14.07	$16.70	$21.05

Total Return (b)	25.06%	(17.08)%	(6.23)%	(2.91)%	3.92%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,546	$21,292	$37,082	$62,167	$121,994
Ratios to average net assets:
Net expenses	1.31%	1.28%	1.18%	1.13%	1.10%
Gross expenses	1.31%	1.28%	1.18%	1.13%	1.10%
Net investment income	0.67%	0.55%	0.54%	0.57%	0.89%
Portfolio turnover rate	46%	74%	89%	36%	62%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$8.93	$10.64	$11.36	$10.78	$10.46

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.04	0.07	0.02	0.02
Net realized and unrealized gain (loss)	2.55	(1.57)	1.31	2.20	0.43

Total from investment operations	2.59	(1.53)	1.38	2.22	0.45

Less distributions from:
Net investment income	(0.03)	—	(0.07)	(0.03)	(0.03)
Net realized gains	—	(0.18)	(2.03)	(1.61)	(0.10)

Total distributions	(0.03)	(0.18)	(2.10)	(1.64)	(0.13)

Redemption fees	—	— (c)	—	—	—

Net asset value, end of period	$11.49	$8.93	$10.64	$11.36	$10.78

Total Return (b)	29.03%	(14.47)%	12.85%	22.44%	4.38%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,625	$28,754	$21,729	$15,344	$27,521
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.31%	1.40%	1.71%	1.50%	1.17%
Net investment income	0.42%	0.40%	0.65%	0.20%	0.23%
Portfolio turnover rate	96%	104%	160%	152%	113%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$8.84	$10.57	$11.30	$10.74	$10.45

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.01	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	2.53	(1.56)	1.30	2.18	0.42

Total from investment operations	2.54	(1.55)	1.34	2.17	0.41

Less distributions from:
Net investment income	— (c)	—	(0.04)	—	(0.02)
Net realized gains	—	(0.18)	(2.03)	(1.61)	(0.10)

Total distributions	—	(0.18)	(2.07)	(1.61)	(0.12)

Redemption fees	— (c)	—	—	—	—

Net asset value, end of period	$11.38	$8.84	$10.57	$11.30	$10.74

Total Return (b)	28.74%	(14.75)%	12.50%	22.00%	3.96%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,978	$8,128	$7,584	$6,342	$14,024
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses	1.69%	1.83%	2.13%	1.91%	1.55%
Net investment income (loss)	0.12%	0.09%	0.35%	(0.09)%	(0.08)%
Portfolio turnover rate	96%	104%	160%	152%	113%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$14.03	$17.70	$18.07	$16.57	$17.39

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.02	0.08	0.09	0.10
Net realized and unrealized gain (loss)	5.39	(3.18)	3.06	2.45	0.17

Total from investment operations	5.46	(3.16)	3.14	2.54	0.27

Less distributions from:
Net investment income	—	—	(0.09)	(0.23)	(0.11)
Net realized gains	—	(0.51)	(3.42)	(0.81)	(0.98)

Total distributions	—	(0.51)	(3.51)	(1.04)	(1.09)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$19.49	$14.03	$17.70	$18.07	$16.57

Total Return (b)	38.92%	(17.97)%	18.06%	15.89%	1.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$465,876	$388,795	$575,077	$730,179	$906,945
Ratios to average net assets:
Net expenses	0.86%	0.85%	0.83%	0.83%	0.81%
Gross expenses	0.86%	0.85%	0.83%	0.83%	0.81%
Net investment income	0.42%	0.14%	0.41%	0.52%	0.60%
Portfolio turnover rate	77%	93%	80%	67%	50%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$14.03	$17.67	$18.04	$16.51	$17.35

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.03)	0.02	0.04	0.06
Net realized and unrealized gain (loss)	5.39	(3.17)	3.05	2.45	0.16

Total from investment operations	5.41	(3.20)	3.07	2.49	0.22

Less distributions from:
Net investment income	—	—	(0.02)	(0.15)	(0.08)
Net realized gains	—	(0.51)	(3.42)	(0.81)	(0.98)

Total distributions	—	(0.51)	(3.44)	(0.96)	(1.06)

Redemption fees	— (c)	0.07	—	—	—

Net asset value, end of period	$19.44	$14.03	$17.67	$18.04	$16.51

Total Return (b)	38.56%	(17.82)%	17.69%	15.60%	1.47%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,202	$43,110	$69,531	$67,717	$86,413
Ratios to average net assets:
Net expenses	1.19%	1.15%	1.13%	1.12%	1.09%
Gross expenses	1.19%	1.15%	1.13%	1.12%	1.09%
Net investment income (loss)	0.11%	(0.17)%	0.12%	0.24%	0.33%
Portfolio turnover rate	77%	93%	80%	67%	50%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$8.92	$10.01	$13.46	$17.29	$15.23

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.14	0.11	0.15	0.34
Net realized and unrealized gain (loss)	2.43	(1.18)	(3.45)	(2.01)	3.25

Total from investment operations	2.61	(1.04)	(3.34)	(1.86)	3.59

Less distributions from:
Net investment income	(0.16)	(0.05)	— (c)	(0.17)	(0.54)
Net realized gains	—	—	(0.11)	(1.80)	(0.99)

Total distributions	(0.16)	(0.05)	(0.11)	(1.97)	(1.53)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$11.37	$8.92	$10.01	$13.46	$17.29

Total Return (b)	29.51%	(10.44)%	(24.85)%	(10.55)%	24.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,103,600	$1,776,799	$2,224,089	$3,001,933	$3,584,093
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.88%	0.88%
Gross expenses	0.90%	0.90%	0.90%	0.88%	0.88%
Net investment income	1.90%	1.45%	0.95%	0.97%	2.09%
Portfolio turnover rate	44%	58%	69%	51%	35%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$8.88	$9.95	$13.41	$17.28	$15.23

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.11	0.08	0.10	0.31
Net realized and unrealized gain (loss)	2.44	(1.18)	(3.43)	(2.02)	3.22

Total from investment operations	2.59	(1.07)	(3.35)	(1.92)	3.53

Less distributions from:
Net investment income	(0.10)	(0.02)	—	(0.15)	(0.49)
Net realized gains	—	—	(0.11)	(1.80)	(0.99)

Total distributions	(0.10)	(0.02)	(0.11)	(1.95)	(1.48)

Redemption fees	— (c)	0.02	—	—	—

Net asset value, end of period	$11.37	$8.88	$9.95	$13.41	$17.28

Total Return (b)	29.29%	(10.57)%	(25.02)%	(10.95)%	23.67%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,336	$88,031	$116,466	$147,226	$138,131
Ratios to average net assets:
Net expenses	1.21%	1.21%	1.19%	1.15%	1.16%
Gross expenses	1.21%	1.21%	1.19%	1.15%	1.16%
Net investment income	1.61%	1.14%	0.70%	0.66%	1.87%
Portfolio turnover rate	44%	58%	69%	51%	35%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
			For the
	Year Ended		Period
			5/31/01* to
Institutional Shares	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.12	0.01
Net realized and unrealized gain (loss)	2.12	(1.41)	(0.85)

Total from investment operations	2.30	(1.29)	(0.84)

Less distributions from:
Net investment income	(0.24)	(0.12)	(0.01)
Net realized gains	—	—	—

Total distributions	(0.24)	(0.12)	(0.01)

Redemption fees	—	— (c)	—

Net asset value, end of period	$9.80	$7.74	$9.15

Total Return (b)	29.80%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,788	$20,957	$8,580
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%
Gross expenses (d)	1.85%	1.63%	13.75%
Net investment income (d)	2.26%	1.41%	0.15%
Portfolio turnover rate	29%	32%	1%

			For the
	Year Ended		Period
			5/31/01* to
Open Shares	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	2.19	(1.40)	(0.82)

Total from investment operations	2.28	(1.32)	(0.84)

Less distributions from:
Net investment income	(0.21)	(0.09)	—
Net realized gains	—	—	—

Total distributions	(0.21)	(0.09)	—

Redemption fees	—	—	—

Net asset value, end of period	$9.82	$7.75	$9.16

Total Return (b)	29.49%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,279	$2,508	$434
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%
Gross expenses (d)	2.68%	2.79%	47.06%
Net investment income (loss) (d)	1.09%	0.93%	(0.31)%
Portfolio turnover rate	29%	32%	1%

*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.07	$11.58	$12.57	$14.12	$11.40

Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.17	0.18	0.16	0.14
Net realized and unrealized gain (loss)	4.39	(0.53)	(1.03)	(0.81)	2.81

Total from investment operations	4.66	(0.36)	(0.85)	(0.65)	2.95

Less distributions from:
Net investment income	(0.27)	(0.15)	(0.14)	(0.11)	(0.12)
Net realized gains	—	—	—	(0.79)	(0.11)

Total distributions	(0.27)	(0.15)	(0.14)	(0.90)	(0.23)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$15.46	$11.07	$11.58	$12.57	$14.12

Total Return (b)	42.21%	(3.08)%	(6.77)%	(4.44)%	26.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$644,240	$529,062	$390,278	$341,808	$217,684
Ratios to average net assets:
Net expenses	0.95%	0.96%	0.95%	0.98%	1.01%
Gross expenses	0.95%	0.96%	0.95%	0.98%	1.01%
Net investment income	2.15%	1.45%	1.48%	1.13%	1.17%
Portfolio turnover rate	18%	25%	17%	43%	50%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.02	$11.53	$12.53	$14.06	$11.38

Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.13	0.11	0.10	0.09
Net realized and unrealized gain (loss)	4.36	(0.54)	(1.03)	(0.80)	2.80

Total from investment operations	4.57	(0.41)	(0.92)	(0.70)	2.89

Less distributions from:
Net investment income	(0.20)	(0.10)	(0.08)	(0.04)	(0.10)
Net realized gains	—	—	—	(0.79)	(0.11)

Total distributions	(0.20)	(0.10)	(0.08)	(0.83)	(0.21)

Redemption fees	0.02	— (c)	—	—	—

Net asset value, end of period	$15.41	$11.02	$11.53	$12.53	$14.06

Total Return (b)	41.71%	(3.55)%	(7.33)%	(4.85)%	25.55%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,124	$3,019	$3,441	$1,649	$2,441
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.46%	1.86%	2.03%	2.27%	2.12%
Net investment income	1.59%	1.15%	0.91%	0.68%	0.77%
Portfolio turnover rate	18%	25%	17%	43%	50%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.11	$7.22	$7.52	$10.70	$6.94

Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.10	0.07	0.06	0.09
Net realized and unrealized gain (loss)	3.69	(0.13)	(0.31)	(3.22)	3.77

Total from investment operations	3.86	(0.03)	(0.24)	(3.16)	3.86

Less distributions from:
Net investment income	(0.17)	(0.08)	(0.06)	(0.02)	(0.10)
Net realized gains	—	—	—	—	—

Total distributions	(0.17)	(0.08)	(0.06)	(0.02)	(0.10)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$10.80	$7.11	$7.22	$7.52	$10.70

Total Return (b)	54.45%	(0.37)%	(3.16)%	(29.53)%	55.81%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$591,514	$345,176	$308,608	$317,691	$465,278
Ratios to average net assets:
Net expenses	1.29%	1.31%	1.29%	1.26%	1.24%
Gross expenses	1.29%	1.31%	1.29%	1.27%	1.25%
Net investment income	2.06%	1.30%	0.91%	0.62%	1.05%
Portfolio turnover rate	29%	31%	43%	72%	46%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.13	$7.24	$7.54	$10.74	$6.97

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.08	0.05	0.03	0.06
Net realized and unrealized gain (loss)	3.70	(0.13)	(0.32)	(3.23)	3.79

Total from investment operations	3.85	(0.05)	(0.27)	(3.20)	3.85

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.03)	—	(0.08)
Net realized gains	—	—	—	—	—

Total distributions	(0.14)	(0.06)	(0.03)	—	(0.08)

Redemption fees	0.02	— (c)	—	—	—

Net asset value, end of period	$10.86	$7.13	$7.24	$7.54	$10.74

Total Return (b)	54.29%	(0.65)%	(3.54)%	(29.80)%	55.26%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,649	$9,140	$6,712	$5,459	$10,491
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.76%	1.84%	2.00%	1.80%	1.75%
Net investment income	1.82%	1.09%	0.63%	0.30%	0.73%
Portfolio turnover rate	29%	31%	43%	72%	46%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD BOND PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$9.84	$9.56	$9.37	$9.29	$9.89

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.41	0.52	0.59	0.55
Net realized and unrealized gain (loss)	(0.01)	0.28	0.19	0.08	(0.60)

Total from investment operations	0.22	0.69	0.71	0.67	(0.05)

Less distributions from:
Net investment income	(0.24)	(0.41)	(0.52)	(0.59)	(0.55)
Net realized gains	—	—	—	—	—

Total distributions	(0.24)	(0.41)	(0.52)	(0.59)	(0.55)

Redemption fees	—	— (c)	—	—	—

Net asset value, end of period	$9.82	$9.84	$9.56	$9.37	$9.29

Total Return (b)	2.21%	7.44%	7.68%	7.53%	(0.46)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,767	$48,745	$44,013	$54,847	$91,557
Ratios to average net assets:
Net expenses	0.92%	0.98%	0.91%	0.82%	0.76%
Gross expenses	0.92%	0.98%	0.91%	0.82%	0.76%
Net investment income	2.34%	4.30%	5.44%	6.38%	5.74%
Portfolio turnover rate	583%	391%	238%	355%	549%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$9.83	$9.56	$9.37	$9.29	$9.88

Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.40	0.50	0.57	0.51
Net realized and unrealized gain (loss)	(0.01)	0.27	0.19	0.08	(0.58)

Total from investment operations	0.20	0.67	0.69	0.65	(0.07)

Less distributions from:
Net investment income	(0.22)	(0.40)	(0.50)	(0.57)	(0.52)
Net realized gains	—	—	—	—	—

Total distributions	(0.22)	(0.40)	(0.50)	(0.57)	(0.52)

Redemption fees	0.01	— (c)	—	—	—

Net asset value, end of period	$9.82	$9.83	$9.56	$9.37	$9.29

Total Return (b)	2.13%	7.15%	7.49%	7.25%	(0.76)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,071	$10,848	$8,807	$11,457	$11,605
Ratios to average net assets:
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.38%	1.44%	1.35%	1.27%	1.15%
Net investment income	2.15%	4.15%	5.24%	6.13%	5.37%
Portfolio turnover rate	583%	391%	238%	355%	549%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$4.72	$5.95	$6.57	$8.77	$9.42

Income (loss) from investment operations:
Net investment income (loss) (a)	0.43	0.58	0.76	0.96	0.92
Net realized and unrealized gain (loss)	0.69	(1.22)	(0.62)	(2.20)	(0.65)

Total from investment operations	1.12	(0.64)	0.14	(1.24)	0.27

Less distributions from:
Net investment income	(0.44)	(0.59)	(0.76)	(0.96)	(0.92)
Net realized gains	—	—	—	—	—

Total distributions	(0.44)	(0.59)	(0.76)	(0.96)	(0.92)

Redemption fees	— (c)	—	—	—	—

Net asset value, end of period	$5.40	$4.72	$5.95	$6.57	$8.77

Total Return (b)	24.58%	(11.14)%	2.03%	(15.19)%	2.94%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$127,765	$78,128	$71,467	$65,752	$83,664
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.94%
Gross expenses	0.98%	1.08%	1.07%	1.00%	1.06%
Net investment income	8.45%	11.09%	11.85%	12.24%	10.08%
Portfolio turnover rate	68%	229%	234%	148%	190%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$4.73	$5.95	$6.57	$8.78	$9.42

Income (loss) from investment operations:
Net investment income (loss) (a)	0.42	0.55	0.74	0.94	0.90
Net realized and unrealized gain (loss)	0.68	(1.19)	(0.62)	(2.21)	(0.65)

Total from investment operations	1.10	(0.64)	0.12	(1.27)	0.25

Less distributions from:
Net investment income	(0.42)	(0.58)	(0.74)	(0.94)	(0.89)
Net realized gains	—	—	—	—	—

Total distributions	(0.42)	(0.58)	(0.74)	(0.94)	(0.89)

Redemption fees	0.01	— (c)	—	—	—

Net asset value, end of period	$5.42	$4.73	$5.95	$6.57	$8.78

Total Return (b)	24.41%	(11.27)%	1.72%	(15.54)%	2.68%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,989	$965	$12,249	$13,552	$1,305
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.22%
Gross expenses	2.79%	2.48%	1.46%	1.38%	2.92%
Net investment income	8.16%	9.84%	11.57%	12.10%	9.89%
Portfolio turnover rate	68%	229%	234%	148%	190%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD GLOBAL HIGH YIELD PORTFOLIO
	Year Ended

Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.26	$7.81	$7.96	$8.83	$9.01

Income (loss) from investment operations:
Net investment income (loss) (a)	0.41	0.39	0.48	0.59	0.61
Net realized and unrealized gain (loss)	0.64	(0.54)	(0.15)	(0.49)	(0.18)

Total from investment operations	1.05	(0.15)	0.33	0.10	0.43

Less distributions from:
Net investment income	(0.57)	(0.30)	(0.48)	(0.97)	(0.61)
Net realized gains	—	—	—	—	—
Capital	—	(0.10)	—	—	—

Total distributions	(0.57)	(0.40)	(0.48)	(0.97)	(0.61)

Redemption fees	—	— (c)	—	—	—

Net asset value, end of period	$7.74	$7.26	$7.81	$7.96	$8.83

Total Return (b)	14.88%	(2.00)%	4.09%	1.12%	4.91%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,072	$79,025	$170,590	$240,162	$306,116
Ratios to average net assets:
Net expenses	1.20%	0.98%	0.93%	0.93%	0.91%
Gross expenses	1.20%	0.98%	0.93%	0.93%	0.91%
Net investment income	5.48%	5.14%	5.99%	6.82%	6.82%
Portfolio turnover rate	187%	363%	292%	207%	257%

	Year Ended

Open Shares	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.28	$7.81	$7.96	$8.83	$9.02

Income (loss) from investment operations:
Net investment income (loss) (a)	0.38	0.35	0.43	0.55	0.58
Net realized and unrealized gain (loss)	0.61	(0.55)	(0.15)	(0.49)	(0.19)

Total from investment operations	0.99	(0.20)	0.28	0.06	0.39

Less distributions from:
Net investment income	(0.51)	(0.25)	(0.43)	(0.93)	(0.58)
Net realized gains	—	—	—	—	—
Capital	—	(0.09)	—	—	—

Total distributions	(0.51)	(0.34)	(0.43)	(0.93)	(0.58)

Redemption fees	—	0.01	—	—	—

Net asset value, end of period	$7.76	$7.28	$7.81	$7.96	$8.83

Total Return (b)	13.97%	(2.48)%	3.53%	0.71%	4.40%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,035	$4,322	$6,616	$9,633	$16,035
Ratios to average net assets:
Net expenses	2.04%	1.58%	1.46%	1.34%	1.27%
Gross expenses	2.04%	1.58%	1.46%	1.34%	1.27%
Net investment income	5.08%	4.58%	5.38%	6.40%	6.49%
Portfolio turnover rate	187%	363%	292%	207%	257%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD MORTGAGE PORTFOLIO

				For the
	Year Ended			Period
				12/29/00* to
Institutional Shares	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$10.50	$10.29	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.25	0.40	—	(d)
Net realized and unrealized gain (loss)	0.17	0.60	0.33	—

Total from investment operations	0.25	0.85	0.73	—

Less distributions from:
Net investment income	(0.15)	(0.28)	(0.40)	—	(d)
Net realized gains	(2.14)	(0.36)	(0.04)	—

Total distributions	(2.29)	(0.64)	(0.44)	—

Redemption fees	—	—	—	—

Net asset value, end of period	$8.46	$10.50	$10.29	$10.00

Total Return (b)	2.47%	8.38%	7.44%	0.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,349	$87,148	$77,631	$100
Ratios to average net assets:
Net expenses (c)	0.65%	0.64%	0.65%	0.65%
Gross expenses (c)	0.91%	0.64%	1.37%	570.50	%(e)
Net investment income (c)	0.80%	2.37%	3.04%	4.38%
Portfolio turnover rate	485%	497%	249%	0%

*	Commencement of operations.
(a)	For the periods ended 12/31/03, 12/31/02 and 12/31/00, net investment income (loss) was computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.
(d)	Amount is less than $0.01 per share.
(e)	Gross expense ratio was the result of the Portfolio being in existence for three days during the period ended 12/31/00.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
December 31, 2003

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard Global High Yield Portfolio (formerly Lazard Strategic Yield Portfolio) and Lazard Mortgage Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares (except for Mortgage Portfolio, which currently offers only Institutional Shares). Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2003, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Mid Cap(1)	$295,771	$304,325
Small Cap(2)	4,073,424	4,612,290
International Equity(2)	30,695,970	32,114,571
International Small Cap(1)	56,343,433	59,090,297
Emerging Markets(1)	39,834,029	41,065,473

(1)	Collateral is cash.
(2)	Collateral is U.S. Treasury obligations.

In accordance with generally accepted accounting principles, any cash received as collateral for securities lending transactions is shown on the respective Portfolio of Investments. The related amount payable on the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2003

During the year ended December 31, 2003, the income earned from securities lending, which is included in interest income on the Statement of Operations of the respective Portfolios, was as follows:

Securities
Portfolio	Lending Income

Mid Cap	$1,764
Small Cap	34,973
International Equity	1,091,201
International Small Cap	558,846
Emerging Markets	118,143

(e) Foreign Currency Translation and Forward Foreign Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward foreign currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(f) Structured Investments—Global High Yield Portfolio may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Portfolio may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Forward Commitments—Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(h) Forward Roll Transactions—Mortgage Portfolio may engage in forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and, simultaneously, agrees to purchase a similar security from that institution at a later date and agreed upon price. At all times during the transaction the Portfolio will segregate cash or liquid securities at least equal to the amount of the repurchase price (including accrued interest).

(i) Interest Rate Swap Agreements—Certain Portfolios may enter into interest rate swap agreements for investment, hedging or risk management purposes. An interest rate swap agreement involves the exchange of commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will be lower than it would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that: a liquid market may not always exist; the positions may correlate imperfectly with the asset and liability being hedged; or a counterparty to a transaction may not perform. Interest rate swap agreements are marked-to-market daily using market quotations. The change in market value is recorded by a Portfolio as unrealized gain (loss). The difference between the rates received and paid by a Portfolio constitutes investment income (loss).

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2003

(j) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The Portfolio pays a premium whether or not the option is exercised. The Portfolio bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that if the option is exercised the underlying security or other assets could be purchased or sold by the Portfolio at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

There were no options transactions for the year ended December 31, 2003.

(k) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2003, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2006	Expiring 2007

Emerging Markets	$8,018,049	$3,337,906
Bond	—	2,033,868
High Yield	1,150,441	6,288,085
Global High Yield	14,900,897	22,094,886

Portfolio	Expiring 2008	Expiring 2009

International Equity	$—	$306,476,891
International Equity Select	—	10,906
International Small Cap	—	3,580,062
Emerging Markets	—	28,250,429
Bond	2,509,149	—
High Yield	9,656,683	20,597,061
Global High Yield	9,399,400	16,205,277

Portfolio	Expiring 2010	Expiring 2011

Equity	$29,023,001	$1,556,848
Mid Cap	835,023	—
Small Cap	8,388,607	—
International Equity	401,228,521	73,199,015
International Equity Select	849,474	522,838
International Small Cap	12,123,813	19,998,604
Emerging Markets	39,743,070	—
High Yield	13,902,783	2,546,543
Global High Yield	17,080,505	112,189

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2003, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2003 and December 31, 2003, as follows:

Portfolio	Amount

Equity	$2,759
International Small Cap	20,556
Emerging Markets	182,882
Bond	114,522

(l) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, Global High Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. In 2003, International Equity Portfolio processed an in-kind redemption to a shareholder. The transaction resulted in a $14,597,230 net capital gain, which is attributable to the redeeming shareholder for tax purposes, and is included in realized gain (loss) on investments on the Statement of Operations.

The tax character of dividends and distributions paid during the years ended December 31, other than returns of capital, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2003	2002	2003	2002

Equity:
Institutional	$ 989,652	$1,131,482	$—	$—
Open	129,438	159,184	—	—
Mid Cap:
Institutional	84,537	470,368	—	44,903
Open	376	139,569	—	13,324
Small Cap:
Institutional	—	5,757,212	—	9,940,624
Open	—	692,463	—	1,195,639

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2003

	Ordinary Income		Long-Term Capital Gain

Portfolio	2003	2002	2003	2002

International
Equity:
Institutional	$31,748,451	$9,464,170	$—	$—
Open	928,648	202,681	—	—
International
Equity Select:
Institutional	231,523	318,477	—	—
Open	152,039	29,966	—	—
International
Small Cap:
Institutional	11,140,643	7,171,804	—	—
Open	246,953	26,978	—	—
Emerging
Markets:
Institutional	9,224,674	4,037,021	—	—
Open	208,388	82,176	—	—
Bond:
Institutional	1,074,171	1,779,401	—	—
Open	201,584	363,821	—	—
High Yield:
Institutional	9,518,725	7,756,049	—	—
Open	121,859	187,053	—	—
Global High
Yield:
Institutional	3,507,763	5,858,506	—	—
Open	269,154	225,134	—	—
Mortgage:
Institutional	2,318,066	5,067,450	—	30,918

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$75,679	$ —
Mid Cap	82,606	—
Small Cap	1,223,925	—
International Equity	26,304,650	—
International Equity Select	512	—
International Small Cap	—	—
Emerging Markets	—	—
Bond	—	—
High Yield	—	—
Global High Yield	151,553	—
Mortgage	34,882	—

(m) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(n) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(o) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. During the year ended December 31, 2003, redemption fees were received as follows:

Portfolio	Redemption Fees

Equity	$826
Mid Cap	32
Small Cap	5,647
International Equity	106,106
International Small Cap	35,324
Emerging Markets	38,771
Bond	5,314
High Yield	5,060

(p) Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into investment management agreements (the “Management Agreements”) with Lazard Asset Management LLC (the “Investment Manager”), a subsidiary of Lazard Frères & Co. LLC (“Lazard”). Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2003

Portfolio	Annual Rate

Equity	0.75%
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Small Cap	0.75
Emerging Markets	1.00
Bond	0.50
High Yield	0.75
Gloabal High Yield	0.75
Mortgage	0.40

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

	Institutional Shares	Open Shares
	Annual	Annual
Portfolio	Operating Expenses	Operating Expenses

Mid Cap	1.05%	1.35%
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
Bond	N/A	1.10
High Yield	0.75	1.05
Mortgage	0.65	N/A

During the year ended December 31, 2003, the Investment Manager waived its management fee/reimbursed the Portfolios for other expenses as follows:

	Institutional Shares	Open Shares
	Amount Waived/	Amount Waived/
Portfolio	Reimbursed	Reimbursed

Mid Cap	$78,296	$36,528
International Equity Select	103,824	51,139
International Small Cap	—	3,065
Emerging Markets	—	19,230
Bond	—	25,781
High Yield	261,207	25,712
Mortgage	83,156	N/A

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

The Fund has a distribution agreement with Lazard pursuant to which Lazard acts as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of Portfolio shares.

Lazard provides Open Shares with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to Lazard, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. Lazard may make payments to certain financial institutions, securities dealers and other industry professionals, for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-series fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

Portfolio	Purchases	Sales

Equity	$56,061,341	$67,881,058
Mid Cap	46,572,996	38,895,006
Small Cap	339,478,018	402,771,930
International Equity	852,992,003	1,018,823,722
International Equity Select	5,114,562	15,880,252
International Small Cap	95,050,711	161,705,036
Emerging Markets	174,709,932	119,974,470
Bond(1)	42,594,112	24,120,253
High Yield	117,267,967	72,437,475
Global High Yield(2)	70,793,388	94,824,276
Mortgage(3)	—	—

(1)	Excludes purchases and sales of U.S. Government securities of $268,382,719 and $292,157,698, respectively.
(2)	Excludes purchases and sales of U.S. Government securities of $19,824,000 and $32,713,135, respectively.
(3)	Excludes purchases and sales of U.S. Government securities of $28,002,899 and $67,601,763, respectively.

For the year ended December 31, 2003, brokerage commissions of $3,515 were paid to Lazard for portfolio transactions executed on behalf of the Emerging Markets Portfolio.

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
December 31, 2003

5. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment payable quarterly in arrears. During the year ended December 31, 2003, the Fund had no borrowings under this Agreement.

The Lazard Funds, Inc.
Report of Independent Auditors

The Board of Directors and Shareholders The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (comprised of Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard Global High Yield Portfolio and Lazard Mortgage Portfolio) as of December 31, 2003 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2003, the results of their operations for the year then ended, changes in their net assets for each of the two years then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 5, 2004

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with	Principal Occupation(s) During Past 5 Years
Address	the Fund*	and Other Directorships Held

Non-Interested Directors:
John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
50 Burning Tree Lane	since May 1991	LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Butte, MT 59701		Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (58)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
Davidson Capital	since August 1995	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Management Corporation		Trustee, American Friends of the National Gallery/London.
500 Park Avenue
Suite 510
New York, NY 10022

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an
114 Oldchester Road	since April 1997	advertising agency; Retired Director, BBDO Worldwide.
Essex Fells, NJ 07021

Lester Z. Lieberman (73)	Director	Private Investor; Director, Dowel Associates, a real estate developer;
25 Lindsley Drive	since October 1991	Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director,
Morristown, NJ 07960		Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical
School; Trustee, Public Health Research Institute; Trustee, Clarkson University.

Richard Reiss, Jr. (59)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
Georgica Advisors LLC	since May 1991	Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc.,
Carnegie Hall Tower		a restaurant chain.
152 West 57th Street
46th Floor
New York, NY 10019

Interested Directors**:
Norman Eig (62)	Chairman of the	Managing Director and Chief Executive Officer of the Investment Manager;
Lazard Asset Management LLC	Board	Member of the Management Committee of Lazard.
30 Rockefeller Plaza	since May 1991
New York, NY 10112-6300

Herbert W. Gullquist (66)	President and Director	Senior Advisor of the Investment Manager; Retired Managing Director and
Lazard Asset Management LLC	since May 1991	Co-Chief Executive Officer of the Investment Manager.
30 Rockefeller Plaza
New York, NY 10112-6300

John Rutledge (55)	Director	President, Rutledge Capital, LLC, an economics and investment advisory
Rutledge Capital, LLC	since May 1991	firm; Director, Crom Corporation, a water storage system manufacturer;
29 Horseshoe Road		Director, Earle M. Jorgensen Co., a steel service company; Director,
Cos Cob, CT 06807		Amerindo Funds, Inc., a family of three investment portfolios; Chairman of Advisory Board, Saugatuck Capital.

*	Each Director serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.
**	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the Act) of the Fund (“Interested Directors”) because of their positions with the Investment Manager; Mr. Rutledge is an Interested Director because of a family member’s position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with
Address	the Fund*	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (30)	Vice President	Managing Director and General Counsel of the Investment Manager; from
Lazard Asset Management LLC	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel
30 Rockefeller Plaza	since April 2002	LLP, a law firm.
New York, NY 10112-6300

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.
Lazard Asset Management LLC	since April 2003
30 Rockefeller Plaza
New York, NY 10112-6300

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to
Lazard Asset Management LLC	since November 2002	October 2002, Vice President, Law & Regulation at J. & W. Seligman & Co.;
30 Rockefeller Plaza		from July 1997 to July 1999, an Associate at Schulte Roth & Zabel LLP,
New York, NY 10112-6300		a law firm.

* Each Officer serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.

Tax Information (Unaudited)
The Lazard Funds, Inc.
Year Ended December 31, 2003

The following tax information represents year end disclosures of tax benefits passed through to shareholders for 2003:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2003 1099-DIV.

Portfolio	Percentage

Equity	100.00%
Mid Cap	—
Small Cap	—
International Equity	100.00
International Equity Select	100.00
International Small Cap	100.00
Emerging Markets	100.00
Bond	—
High Yield	2.91
Global High Yield	2.51
Mortgage	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Equity	99.95%
Mid Cap	14.42
Small Cap	—
International Equity	—
International Equity Select	—
International Small Cap	—
Emerging Markets	—
Bond	—
High Yield	2.91
Global High Yield	2.39
Mortgage	—

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Frères & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Auditors
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund’s shares is authorized only in the case of a concurrent or prior delivery of the Fund’s current Prospectus.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com

M F 0 3 1 0 1

ITEM 2.  CODE OF ETHICS.

         The Registrant has adopted a code of ethics that applies to the
Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Directors has determined that Lester Z.
Lieberman and John J. Burke, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange
Commission (the "SEC"). Mr. Lieberman and Mr. Burke are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years
(the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the
Reporting Periods, were $322,000 in 2002 and $368,700 in 2003.

(b) AUDIT-RELATED FEES. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

Note: FOR THE SECOND PARAGRAPH IN EACH OF (B) THROUGH (D) OF THIS ITEM 4,
CERTAIN OF SUCH SERVICES WERE NOT PRE-APPROVED PRIOR TO MAY 6, 2003, WHEN SUCH
SERVICES WERE REQUIRED TO BE PRE-APPROVED. FOR COMPARATIVE PURPOSES, THE FEES
SHOWN ASSUME THAT ALL SUCH SERVICES WERE PRE-APPROVED, INCLUDING SERVICES THAT
WERE NOT PRE-APPROVED PRIOR TO THE COMPLIANCE DATE OF THE PRE-APPROVAL
REQUIREMENT. ON AND AFTER MAY 6, 2003, 100% OF ALL SERVICES PROVIDED BY THE
AUDITOR WERE PRE-APPROVED AS REQUIRED. THERE WERE NO SERVICES PROVIDED BY THE
AUDITOR THAT WERE APPROVED PURSUANT TO (C)(7)(i)(C) OF RULE 2-01 OF REGULATION
S-X.

(c) TAX FEES. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $62,000 in 2002 and $57,200 in 2003. These services consisted of (i) review or preparation of
U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the
Auditor to Service Affiliates.

(d) ALL OTHER FEES. There were no fees billed in the Reporting Periods by the
Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service
Affiliates.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Registrant's Audit
Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service
Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

(f) None.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $62,000 in
2002 and $57,200 in 2003. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) AUDITOR INDEPENDENCE. There were no services rendered by the Auditor to
Service Affiliates during the Reporting Periods.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)  Certification of principal  executive and principal  financial  officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                       -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LAZARD FUNDS, INC.

By:      /s/ Norman Eig
         --------------------------------
         Norman Eig
         Chief Executive Officer

Date:    February 25, 2004

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  Report  has been  signed  below by the following  persons on behalf of the  Registrant and in the capacities and on the dates indicated.

By:      /s/ Norman Eig
         --------------------------------
         Norman Eig
         Chief Executive Officer

Date:    February 25, 2004

By:      /s/ Stephen St. Clair
         --------------------------------
         Stephen St. Clair
         Chief Financial Officer

Date:    February 25, 2004

                                      -3-

                                  EXHIBIT INDEX

         (a)(1) Code of Ethics referred to in Item 2.

         (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

         (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)